EXHIBIT 1

DUKE REALTY LIMITED PARTNERSHIP

Medium-Term Notes
Due Nine Months or More From Date of Issue

DISTRIBUTION AGREEMENT

January 7, 2004

MERRILL LYNCH & CO.

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

4 World Financial Center, 26th Floor

New York, New York  10080

BANK ONE CAPITAL MARKETS, INC.

One First National Plaza, Suite 0307

Chicago, Illinois 60670

CREDIT SUISSE FIRST BOSTON LLC

11 Madison Avenue

New York, New York  10010

DEUTSCHE BANK SECURITIES INC.

60 Wall Street

New York, NY  10005

J.P. MORGAN SECURITIES INC.

270 Park Avenue

New York, New York  10017

UBS SECURITIES LLC

299 Park Avenue

New York, New York  10171

WACHOVIA CAPITAL MARKETS, LLC

One Wachovia Center

301 South College Street, DC-7

Charlotte, NC 28288

Dear Sirs:

Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bank One Capital Markets, Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., UBS Securities LLC and Wachovia Capital Markets, LLC (each, an “Agent”, and collectively, the “Agents”) with respect to the issue and sale by the Operating Partnership of its Medium-Term Notes Due Nine Months or More From Date of Issue (the “Notes”).  The Notes are to be issued pursuant to an Indenture, dated as of September 19, 1995, as amended or modified from time to time (the “Indenture”), between the Operating Partnership and J.P. Morgan Trust Company, National Association, as trustee (the “Trustee”).  As of the date hereof, the Operating Partnership has authorized the issuance and sale of up to U.S. $100,000,000 aggregate initial offering price of Notes (or its equivalent, based upon the exchange rate on the applicable trade date in such foreign or composite currencies as the Operating Partnership shall designate at the time of issuance) to or through the Agents pursuant to the terms of this Agreement.  It is understood, however, that the Operating Partnership may from time to time authorize the issuance of additional Notes and that such additional Notes may be sold to or through the Agents pursuant to the terms of this Agreement, all as though the issuance of such Notes were authorized as of the date hereof.

This Agreement provides both for the sale of Notes by the Operating Partnership to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Operating Partnership directly to investors (as may from time to time be agreed to by the Operating Partnership and the applicable Agent), in which case the applicable Agent will act as an agent of the Operating Partnership in soliciting offers for the purchase of Notes.

Duke Realty Corporation (the “Company”) and the Operating Partnership have filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-108557) for the registration of non-convertible debt securities of the Operating Partnership, including the Notes, and of common stock, preferred stock and depositary shares of the Company under the Securities Act of 1933, as amended (the “1933 Act”), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”).  Such registration statement has been declared effective by the Commission and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the “1939 Act”), and the Operating Partnership has filed such post-effective amendments thereto as may be required prior to its acceptance of any offer for the purchase of Notes and each such post-effective amendment has been declared effective by the Commission.  Such registration statement (as so amended, if applicable) is referred to herein as the “Registration Statement”; and the final prospectus and all applicable amendments or supplements thereto (including the final prospectus supplement and pricing supplement relating to the offering of Notes), in the form first furnished to the applicable Agent(s) for use in confirming sales of Notes, are collectively referred to herein as the “Prospectus”; provided, however, that all references to the “Registration Statement” and the “Prospectus” shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), prior to any acceptance by the Operating Partnership of an offer for the purchase of Notes; provided, further, that if the Operating Partnership files a registration statement with the Commission pursuant to Rule 462(b) of the

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1933 Act Regulations (the “Rule 462(b) Registration Statement”), then, after such filing, all references to the “Registration Statement” shall also be deemed to include the Rule 462(b) Registration Statement.  A “preliminary prospectus” shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus furnished by the Operating Partnership after the registration statement became effective and before any acceptance by the Operating Partnership of an offer for the purchase of Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations.  For purposes of this Agreement, all references to the Registration Statement, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “disclosed”, “contained”, “included” or “stated” (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be.

The term “subsidiary” means a corporation, partnership or limited liability company a majority of the outstanding voting stock or partnership or limited liability company interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Operating Partnership or the Company, as the case may be, or by one or more other subsidiaries of the Operating Partnership or the Company.

The term “Duke Group” means the Company, the Operating Partnership and any subsidiary (a “Property Partnership”) which owns any real property (a “Property”).

SECTION 1.                                Appointment as Agent.

(a)                                  Appointment.  Subject to the terms and conditions stated herein and subject to the reservation by the Operating Partnership of the right to sell Notes directly on its own behalf, the Operating Partnership hereby agrees that Notes will be sold exclusively to or through the Agents; provided, however, that the Operating Partnership shall have the right to appoint additional persons as “Agents” hereunder so long as each such additional person agrees to be bound by all of the terms and provisions of this Agreement (including Schedule A hereto).  The Operating Partnership agrees that it will not appoint any other agents to act on its behalf, or to assist it, in the placement of the Notes.

(b)                                 Sale of Notes.  The Operating Partnership shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Operating Partnership from time to time or in excess of the aggregate initial offering price of Notes registered pursuant to the Registration Statement.  The Agents shall have no

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responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

(c)                                  Purchases as Principal.  The Agents shall not have any obligation to purchase Notes from the Operating Partnership as principal.  However, absent an agreement between an Agent and the Operating Partnership that such Agent shall be acting solely as an agent for the Operating Partnership, such Agent shall be deemed to be acting as principal in connection with any offering of Notes by the Operating Partnership through such Agent.  Accordingly, the Agents, individually or in a syndicate, may agree from time to time to purchase Notes from the Operating Partnership as principal for resale to investors and other purchasers determined by such Agents.  Any purchase of Notes from the Operating Partnership by an Agent as principal shall be made in accordance with Section 3(a) hereof.

(d)                                 Solicitations as Agent.  If agreed upon between an Agent and the Operating Partnership, such Agent, acting solely as an agent for the Operating Partnership and not as principal, will solicit offers for the purchase of Notes.  Such Agent will communicate to the Operating Partnership, orally, each offer for the purchase of Notes solicited by it on an agency basis other than those offers rejected by such Agent.  Such Agent shall have the right, in its discretion reasonably exercised, to reject any offer for the purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.  The Operating Partnership may accept or reject any offer for the purchase of Notes, in whole or in part.  Such Agent shall make reasonable efforts to assist the Operating Partnership in obtaining performance by each purchaser whose offer for the purchase of Notes has been solicited by it on an agency basis and accepted by the Operating Partnership.  Such Agent shall not have any liability to the Operating Partnership in the event that any such purchase is not consummated for any reason.  If the Operating Partnership shall default on its obligation to deliver Notes to a purchaser whose offer has been solicited by such Agent on an agency basis and accepted by the Operating Partnership, the Operating Partnership shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Operating Partnership and (ii) pay to such Agent any commission to which it would otherwise be entitled absent such default.

(e)                                  Reliance.  The Operating Partnership and the Agents agree that any Notes purchased from the Operating Partnership by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as an agent of the Operating Partnership shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Operating Partnership contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2.                                Representations and Warranties.

(a)                                  The Operating Partnership represents and warrants to each Agent as of the date hereof, as of the date of each acceptance by the Operating Partnership of an offer for the purchase of Notes (whether to such Agent as principal or through such Agent as agent), as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to such Agent as principal is referred to herein as a

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“Settlement Date”), and as of any time that the Registration Statement or the Prospectus shall be amended or supplemented (each of the times referenced above is referred to herein as a “Representation Date”), as follows:

(i)                                     Due Organization, Good Standing and Due Qualification of the Company and the Operating Partnership.  Each of the Company and the Operating Partnership has been duly organized, and is validly existing as a corporation or limited partnership under the laws of the State of Indiana, with corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into this Agreement and consummate the transactions contemplated in this Agreement; each of the Company and the Operating Partnership is duly qualified as a foreign corporation or limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a material adverse effect on the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Duke Group considered as one enterprise (a “Material Adverse Effect”); all of the issued and outstanding Units of the Operating Partnership have been duly authorized and are validly issued, fully paid and non-assessable, except as provided under Indiana Code §23-16-7-8; and none of the outstanding Units of the Operating Partnership were issued in violation of preemptive or other similar rights of any securityholder of the Operating Partnership.

(ii)                                  Due Incorporation, Good Standing and Due Qualification of Significant Subsidiaries.  Each significant subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act), if any (each, a “Significant Subsidiary”) has been duly organized, and is validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its incorporation, has corporate, partnership or limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and is duly qualified as a foreign corporation, partnership or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a Material Adverse Effect; except as stated in the Prospectus, all of the issued and outstanding shares of capital stock or partnership or limited liability company interests of each Significant Subsidiary have been duly authorized and are validly issued, fully paid and non-assessable (except, as to partnerships, as provided under Indiana Code §23-16-7-8) and is owned by the Company or the Operating Partnership, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock or partnership or limited liability company interests of any Significant Subsidiary was issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary.

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(iii)                               Registration Statement and Prospectus.  The Operating Partnership meets the requirements for use of Form S-3 under the 1933 Act; the Registration Statement has been declared effective by the SEC under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Operating Partnership, are threatened by the Commission or by the state securities authority of any jurisdiction, and any request on the part of the Commission or by the state securities authority of any jurisdiction for additional information has been complied with; the Indenture has been qualified under the 1939 Act; at the respective times that the Registration Statement and any post-effective amendment thereto (including the filing of the Operating Partnership’s most recent Annual Report on Form 10-K with the Commission (the “Annual Report on Form 10-K”)) became effective and at each Representation Date, the Registration Statement and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the “1939 Act Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations; each preliminary prospectus and the Prospectus delivered to the applicable Agent(s) for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and at the date hereof, at the date of the Prospectus and each amendment or supplement thereto and at each Representation Date, neither the Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Operating Partnership in writing by the Agents expressly for use in the Registration Statement or the Prospectus.

(iv)                              Incorporated Documents.  The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”) and, when read together with the other information in the Prospectus, at the date hereof, at the date of the Prospectus and at each Representation Date, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(v)                                 Independent Accountants.  The accountants who audited the financial statements and any supporting schedules thereto included in, or incorporated by reference into, the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(vi)                              Financial Statements.  The consolidated financial statements of the Operating Partnership included in, or incorporated by reference into, the Registration Statement and the Prospectus, together with the related schedules and notes present fairly the consolidated financial position of the Operating Partnership and its subsidiaries at the dates indicated and the consolidated statement of operations, stockholders’ equity and cash flows of the Operating Partnership and its subsidiaries for the periods specified; except as otherwise stated in the Registration Statement and the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved; the supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly the information required to be stated therein; any selected financial data and summary financial information included in the Registration Statement and the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; and any pro forma consolidated financial statements of the Operating Partnership and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(vii)                           No Material Changes.  Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (1) there has been no event or occurrence that would result in a Material Adverse Effect and (2) there have been no transactions entered into by the Duke Group, other than those in the ordinary course of business, that are material with respect to the Duke Group considered as one enterprise.

(viii)                        Authorization, etc. of this Agreement, the Indenture and the Notes.  This Agreement has been duly authorized, executed and delivered by the Operating Partnership; the Indenture has been duly authorized, executed and delivered by the Operating Partnership and will be a valid and binding agreement of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of

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exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes have been duly authorized by the Operating Partnership for offer, sale, issuance and delivery pursuant to this Agreement and, when issued, authenticated and delivered in the manner provided for in the Indenture and delivered against payment of the consideration therefor, will constitute valid and legally binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate or exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; the Notes will be substantially in a form previously certified to the Agents and contemplated by the Indenture; and each holder of Notes will be entitled to the benefits of the Indenture.

(ix)                                Descriptions of the Indenture and the Notes.  The Indenture and the Notes conform and will conform in all material respects to the statements relating thereto contained in the Prospectus.

(x)                                   Authorization of Partnership Agreements.  Each of the partnership agreements to which any of the Company, the Operating Partnership or their respective subsidiaries is a party has been duly authorized, executed and delivered by such party and constitutes a valid and binding obligation thereof, enforceable in accordance with its terms.

(xi)                                Accuracy of Exhibits.  There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and/or filed as required and the descriptions thereof or references thereto are correct in all material respects and no material defaults exist in the due performance or observance of any material obligation, agreement, covenant or condition contained in any such contract or document.

(xii)                             Absence of Defaults and Conflicts.  None of the entities comprising the Duke Group is in violation of its charter or by-laws, certificate of limited partnership or partnership agreement, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which any member of the Duke Group is a party or by which any of them may be bound or to which any of the property or assets of the Duke Group is subject (collectively, “Agreements and Instruments”), except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Notes and any other agreement or instrument entered

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into or issued or to be entered into or issued by the Operating Partnership in connection with the transactions contemplated by the Prospectus, the consummation of the transactions contemplated in the Prospectus (including the issuance and sale of the Notes and the use of proceeds therefrom as described in the Prospectus) and the compliance by the Operating Partnership with its obligations hereunder and under the Indenture, the Notes and any other agreements or instruments do not and will not, whether with or without the giving of notice or the passage of time or both, conflict with or constitute a breach of, or default or event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by any member of the Duke Group (a “Repayment Event”) under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of any member of the Duke Group pursuant to, any Agreements and Instruments which are material to the Duke Group as a whole, nor will such action result in any violation of (A) the charter or by-laws, certificate of limited partnership or partnership agreement, as the case may be, of any member of the Duke Group or (B) to the extent it is material, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over any member of the Duke Group or any of their assets, properties or operations.

(xiii)                          Absence of Labor Disputes.  No labor dispute with the employees of the Duke Group exists or, to the knowledge of the Operating Partnership, is imminent, and the Operating Partnership is not aware of any existing or imminent labor disturbance by the employees of any of the principal suppliers, manufacturers or contractors to any member of the Duke Group, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

(xiv)                         Absence of Proceedings.  There is no action, suit or proceeding before or brought by any court or governmental agency or body, domestic or foreign, now pending, or to the knowledge of the Operating Partnership threatened, against or affecting any member of the Duke Group which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein), or which may reasonably be expected to result in a Material Adverse Effect, or which may reasonably be expected to materially and adversely affect the assets, properties or operations thereof, the performance by the Operating Partnership of its obligations under this Agreement, the Indenture and the Notes or the consummation of the transactions contemplated in the Prospectus; the aggregate of all pending legal or governmental proceedings to which any member of the Duke Group is a party or of which any of their respective assets, properties or operations is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, may not reasonably be expected to result in a Material Adverse Effect; and there are no statutes or contracts or documents of the entities comprising the Duke Group which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

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(xv)                            Qualification as a Real Estate Investment Trust.  At all times since February 13, 1986, the Company has been, and upon the sale by the Operating Partnership of any Notes, the Company will continue to be, organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), and its proposed method of operation will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code.

(xvi)                         Registration Rights.  Except as disclosed in the Prospectus and except for persons who received Units in connection with transactions with the Operating Partnership, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the 1933 Act.

(xvii)                      Possession of Intellectual Property.  None of the members of the Duke Group is required to own or possess any trademarks, service marks, trade names or copyrights not now lawfully owned, possessed or licensed in order to conduct the business now operated by such entity.

(xviii)                   Possession of Licenses and Permits.  The members of the Duke Group possess such material permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; and none of the members of the Duke Group has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(xix)                           Title to Property.  (a) With respect to the Properties, the Operating Partnership and the Property Partnerships have good and marketable title to all items of real property (and improvements thereon), leasehold interests, general and limited partnership interests and limited liability company interests, in each case, free and clear of all liens, encumbrances, claims, security interests and defects, except such as are (i) described in the Registration Statement and the Prospectus or in the Operating Partnership’s Annual Report on Form 10-K for the most recent fiscal year ended, (ii) referred to in the title policies of such Properties, (iii) serving as security for loans described in the Prospectus or in the Operating Partnership’s Annual Report on Form 10-K for the most recent fiscal year ended or (iv) nonmaterial; (b) all material contracts of the Operating Partnership and any subsidiary to provide leasing, property management and construction management services, general contractor services for third parties, and real estate development, construction and miscellaneous tenant services businesses (the “Related Businesses”), are enforceable by and in the name of the Operating Partnership and the applicable subsidiary, as the case may be; (c) all liens, charges, encumbrances, claims, or restrictions on or affecting any of the Properties or Related Businesses and the assets of the entities comprising the Duke Group which are required to be disclosed in the Prospectus are disclosed therein; (d) neither the Operating Partnership, any Property Partnership nor, to the knowledge of the Operating Partnership,

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any tenant of any of the Properties is in default under any of the ground leases (as lessee) or space leases (as lessor) relating to, or any of the mortgages or other security documents or other agreements encumbering or otherwise recorded against, the Properties, and none of the entities comprising the Duke Group knows of any event which, but for the passage of time or the giving of notice, or both, would constitute a default under any of such documents or agreements, other than such defaults that would not have a Material Adverse Effect; (e) no tenant under any of the leases, pursuant to which the Operating Partnership or any Property Partnership, as lessor, leases its Property, has an option or right of first refusal to purchase the premises demised under such lease, the exercise of which would have a Material Adverse Effect; (f) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except for such failures to comply that would not individually or in the aggregate have a Material Adverse Effect; and (g) neither the Company nor the Operating Partnership has knowledge of any pending or threatened condemnation proceedings, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to the Properties, except such proceedings or actions that would not have a Material Adverse Effect.

(xx)                              Insurance.  Each of the Company, the Operating Partnership and their respective subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; and none of the Company, the Operating Partnership and their respective subsidiaries has any reason to believe that it or any of its subsidiaries will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Registration Statement and the Prospectus.

(xxi)                             Title Insurance.  Each of the Company, the Operating Partnership and their subsidiaries has obtained title insurance on all of the properties owned by each of them in an amount at least equal to (A) the cost to acquire land and improvements in the case of an acquisition of improved property or (B) the cost to acquire land in the case of an acquisition of unimproved property and in each case such title insurance is in full force and effect.

(xxii)                        ERISA.  The assets of the Company do not constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

(xxiii)                     Tax Returns.  Each of the Company and the Operating Partnership has filed all federal, state, local and foreign income tax returns which have been required to be filed (except in any case in which the failure to so file would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of such entity) and has paid all taxes required to be paid and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith.

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(xxiv)                    Environmental Laws.  Except as disclosed in the Prospectus, and, with respect to clauses (A), (B) and (C) below, except for activities, conditions, circumstances or matters that would not have a Material Adverse Effect, (A) each Property, including, without limitation, the Environment (as defined below) associated with such Property, is free of any Hazardous Substance (as defined below); (B) neither the Company nor the Operating Partnership nor any Property Partnership has caused or suffered to occur any Release (as defined below) of any Hazardous Substance into the Environment on, in, under or from any Property, and no condition exists on, in, under or from any Property, to the knowledge of the Company or the Operating Partnership, that could result in the incurrence of material liabilities or any material violations of any Environmental Law (as defined below), give rise to the imposition of any Lien (as defined below) under any Environmental Law, or cause or constitute a health, safety or environmental hazard to any property, person or entity; (C) neither the Company, the Operating Partnership nor any Property Partnership is engaged in or intends to engage in any manufacturing or any other operations at the Properties that (1) require the use, handling, transportation, storage, treatment or disposal of any Hazardous Substance or (2) require permits or are otherwise regulated pursuant to any Environmental Law, other than permits which have been obtained; (D) neither the Company nor the Operating Partnership nor any Property Partnership has received any notice of a claim material to the Duke Group as a whole under or pursuant to any Environmental Law or under common law pertaining to Hazardous Substances on or originating from any Property; (E) neither the Company nor the Operating Partnership nor any Property Partnership has received any notice from any Governmental Authority (as defined below) claiming any material violation of any Environmental Law; and (F) no Property is included or, to the knowledge of the Company or the Operating Partnership, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the “EPA”) or, with the exception of one Property, in respect to which the EPA has advised the Company that no further remedial action is planned, on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA, and has not otherwise been identified by the EPA as a potential CERCLA removal, remedial or response site or included or, to the knowledge of the Company or the Operating Partnership, proposed for inclusion on, any similar list of potentially contaminated sites pursuant to any other Environmental Law.

Excluding such customary amounts as may be lawfully generated, stored, used, treated, disposed of, or otherwise handled or located at any Property, as used herein “Hazardous Substance” shall include, without limitation, any hazardous substance, hazardous waste, toxic or dangerous substance, pollutant, toxic waste or similarly designated materials, including, without limitation, oil, petroleum or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation or any constituent of any such substance, pollutant or waste, including any such substance, pollutant or waste identified or regulated under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. § 172.101, as the same may now or hereafter be amended, or in the EPA’s List of Hazardous Substances and Reportable

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Quantities, 40 C.F.R. Part 3202, as the same may now or hereafter be amended); “Environment” shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings, structures, and ambient, workplace and indoor and outdoor air; “Environmental Law” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 C. § 9601 et seq.) (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended (42 C. § 6901, et seq.), the Clean Air Act, as amended (42 C. § 7401, et seq.), the Clean Water Act, as amended (33 C. § 1251, et seq.), the Toxic Substances Control Act, as amended (15 C. § 2601, et seq.), the Occupational Safety and Health Act of 1970, as amended (29 C. § 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 C. § 1801, et seq.), and all other federal, state and local laws, ordinances, regulations, rules, orders, decisions and permits relating to the protection of the environments or of human health from environmental effects; “Governmental Authority” shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; “Lien” shall mean, with respect to any Property, any mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and “Release” shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

(xxv)                       No Filings, Regulatory Approvals etc.  No filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Operating Partnership of this Agreement, the Indenture and the Notes or for the performance by the Operating Partnership of the transactions contemplated in this Agreement, the Indenture or the Prospectus, except such as may be required under the 1933 Act or the 1933 Act Regulations or the 1939 Act or the 1939 Act Regulations or state or foreign securities laws or real estate syndication laws or such as have been previously made, obtained or rendered, as applicable.

(xxvi)                    Investment Company Act.  The Operating Partnership is not, and upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an “investment company” within the meaning of the Investment Operating Partnership Act of 1940, as amended (the (“1940 Act”).

(xxvii)                 Commodity Exchange Act.  The Notes, upon issuance, will be excluded or exempted under, or beyond the purview of, the Commodity Exchange Act, as amended (the “Commodity Exchange Act”), and the rules and regulations of the Commodity Futures Trading Commission under the Commodity Exchange Act (the “Commodity Exchange Act Regulations”).

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(xviii)  Ratings.  The Medium-Term Note Program under which the Notes are issued (the “Program”), as well as the Notes, are rated Baa1 by Moody’s Investors Service, Inc., BBB+ by Standard & Poor’s Ratings Services, and BBB+ by Duff & Phelps Credit Rating, or such other rating as to which the Operating Partnership shall have most recently notified the Agents pursuant to Section 4(a) hereof.

(b)                                 Additional Certifications.  Any certificate signed by any officer of the Company, the Operating Partnership or any of their respective subsidiaries and delivered to one or more Agents or to counsel for the Agents in connection with an offering of Notes to one or more Agents as principal or through an Agent as agent shall be deemed a representation and warranty by such entity to such Agent or Agents as to the matters covered thereby.

SECTION 3.                                Purchases as Principal; Solicitations as Agent.

(a)                                  Purchases as Principal.  Notes purchased from the Operating Partnership by the Agents, individually or in a syndicate, as principal shall be made in accordance with terms agreed upon between such Agent or Agents and the Operating Partnership (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto and shall be agreed upon orally, with written confirmation prepared by such Agent or Agents and mailed to the Operating Partnership).  An Agent’s commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Operating Partnership herein contained and shall be subject to the terms and conditions herein set forth.  Unless the context otherwise requires, references herein to “this Agreement” shall include the applicable agreement of one or more Agents to purchase Notes from the Operating Partnership as principal.  Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule A hereto.  The Agents may engage the services of any broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow all or any portion of the discount received from the Operating Partnership in connection with such purchases to such brokers or dealers.  At the time of each purchase of Notes from the Operating Partnership by one or more Agents as principal, such Agent or Agents shall specify the requirements for the officers’ certificate, opinion of counsel and comfort letter pursuant to Sections 7(b), 7(c) and 7(d) hereof.

If the Operating Partnership and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Operating Partnership as principal and one or more of such Agents shall fail at the Settlement Date to purchase the Notes which it or they are obligated to purchase (the “Defaulted Notes”), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

(a)                                  if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective

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initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

(b)                                 if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default.  In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Operating Partnership shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

(b)                                 Solicitations as Agent.  On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Operating Partnership and an Agent, such Agent, as an agent of the Operating Partnership, will use its reasonable efforts to solicit offers for the purchase of Notes upon the terms set forth in the Prospectus.  The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agent.  All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed upon between the Operating Partnership and such Agent.

The Operating Partnership reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as an agent of the Operating Partnership, commencing at any time for any period of time or permanently.  As soon as practicable after receipt of instructions from the Operating Partnership, such Agent will suspend solicitation of offers for the purchase of Notes from the Operating Partnership until such time as the Operating Partnership has advised such Agent that such solicitation may be resumed.

The Operating Partnership agrees to pay each Agent a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Note sold by the Operating Partnership as a result of a solicitation made by such Agent, as an agent of the Operating Partnership, as set forth in Schedule A hereto.

(c)                                  Administrative Procedures.  The purchase price, interest rate or formula, maturity date and other terms of the Notes specified in Exhibit A hereto (as applicable) shall be agreed upon between the Operating Partnership and the applicable Agent(s) and specified in a pricing supplement to the Prospectus (each, a “Pricing Supplement”) to be prepared by the Operating Partnership in connection with each sale of Notes.  Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000.  Administrative procedures with respect to the issuance and sale of the Notes (the “Procedures”) shall be as set forth on Exhibit D or as otherwise agreed upon from time to time among the Operating Partnership, the Agents and the Trustee.  The Agents and the Operating Partnership agree to perform, and the Operating

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Partnership agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

SECTION 4.                                Covenants of the Operating Partnership.

The Operating Partnership covenants and agrees with each Agent as follows:

(a)                                  Notice of Certain Events.  The Operating Partnership will notify the Agents immediately, and confirm such notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any amendment or supplement to the Prospectus (other than any amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of any order preventing or suspending the use of any preliminary prospectus, or of the initiation of any proceedings for that purpose or (v) any change in the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Operating Partnership, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review, with possible negative implications, its rating of the Program or any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of the Program or any such debt securities.  The Operating Partnership will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)                                 Filing or Use of Amendments.  The Operating Partnership will give the Agents advance notice of its intention to file or prepare any additional registration statement with respect to the registration of additional Notes, any amendment to the Registration Statement (including any filing under Rule 462b of the 1933 Act Regulations) or any amendment or supplement to the prospectus included in the Registration Statement at the time it became effective or to the Prospectus (other than an amendment or supplement thereto providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish to the Agents copies of any such document a reasonable amount of time prior to such proposed filing or use, as the case may be, and, unless required by law, will not file any such document in a form to which the Agents or counsel for the Agents shall reasonably object.

(c)                                  Delivery of the Registration Statement.  The Operating Partnership will furnish to each Agent and to counsel for the Agents, without charge, as soon as possible as many signed and conformed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed and conformed copies of all consents and certificates of experts as the Agents may reasonably request.  The Registration Statement and each amendment thereto furnished to the Agents will be

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identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)                                 Delivery of the Prospectus.  The Operating Partnership will deliver to each Agent, without charge, as many copies of each preliminary prospectus as such Agent may reasonably request, and the Operating Partnership hereby consents to the use of such copies for purposes permitted by the 1933 Act.  The Operating Partnership will furnish to each Agent, without charge, such number of copies of the Prospectus (as amended or supplemented) as such Agent may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Agents will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)                                  Preparation of Pricing Supplements.  The Operating Partnership will prepare, with respect to any Notes to be sold to or through one or more Agents pursuant to this Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by the Agents.  The Operating Partnership will deliver such Pricing Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Operating Partnership’s acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement pursuant to Rule 424(b)(3) under the 1933 Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used.

(f)                                    Revisions of Prospectus — Material Changes.  Except as otherwise provided in subsection (m) of this Section 4, if at any time during the term of this Agreement any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Agents or counsel for the Operating Partnership, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Operating Partnership shall give immediate notice, confirmed in writing, to the Agents to cease the solicitation of offers for the purchase of Notes in their capacity as agents and to cease sales of any Notes they may then own as principal, and the Operating Partnership will promptly prepare and file with the Commission, subject to Section 4(b) hereof, whether by filing documents pursuant to the 1934 Act or the 1933 Act or otherwise, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement and Prospectus comply with such requirements, and the Operating Partnership will furnish to the Agents, without charge, such number of copies of such amendment or supplement as the Agents may reasonably request.  In addition, the Operating Partnership will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of each offering of Notes.

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(g)                                 Prospectus Revisions — Periodic Financial Information.  Except as otherwise provided in subsection (m) of this Section 4, on or prior to the date on which there shall be released to the general public interim financial statement information related to the Operating Partnership with respect to each of the first three quarters of any fiscal year or preliminary financial statement information with respect to any fiscal year, the Operating Partnership shall furnish such information to the Agents, confirmed in writing, and shall as soon as practicable thereafter cause the Prospectus to be amended or supplemented, whether by the filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, to include financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other as shall be required by the 1933 Act or the 1933 Act Regulations.

(h)                                 Prospectus Revisions — Audited Financial Information.  Except as otherwise provided in subsection (m) of this Section 4, on or prior to the date on which there shall be released to the general public financial information included in or derived from the audited consolidated financial statements of the Operating Partnership for the preceding fiscal year, the Operating Partnership shall furnish such information to the Agents, confirmed in writing, and shall as soon as practicable thereafter cause the Prospectus to be amended or supplemented, whether by the filing of documents pursuant to the 1934 Act or the 1933 Act or otherwise, to include or incorporate by reference such audited consolidated financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information as shall be required by the 1933 Act or the 1933 Act Regulations.

(i)                                     Earnings Statements.  The Operating Partnership will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering the twelve-month period beginning not later that the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

(j)                                     Reporting Requirements.  The Operating Partnership, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Notes, will file and/or furnish all documents required to be filed and/or furnish with the Commission pursuant to the 1934 Act within the time periods prescribed by the 1934 Act and the 1934 Act Regulations.

(k)                                  Restriction on Offers and Sales of Securities.  If specified by the applicable Agent or Agents in connection with a purchase of Notes as principal, between the date of the agreement by such Agent(s) to purchase the related Notes from the Operating Partnership and the Settlement Date with respect thereto, the Operating Partnership will not, without the prior written consent of such Agent(s), issue, sell, offer or contract to sell, grant any option for the sale of, or enter into any agreement to sell, any debt securities of the Operating Partnership (other than the Notes that are to be sold pursuant to such agreement or commercial paper in the ordinary course of business).

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(l)                                     Use of Proceeds.  The Operating Partnership will use the net proceeds received by it from the issuance and sale of the Notes in the manner specified in the Prospectus.

(m)                               Suspension of Certain Obligations.  The Operating Partnership shall not be required to comply with the provisions of subsections (f), (g) or (h) of this Section 4 during any period from the time (i) the Agents shall have suspended solicitation of offers for the purchase of Notes in their capacity as agents pursuant to a request from the Operating Partnership and (ii) no Agent shall then hold any Notes purchased from the Operating Partnership as principal, as the case may be, until the time the Operating Partnership shall determine that solicitation of offers for the purchase of Notes should be resumed or an Agent shall subsequently purchase Notes from the Operating Partnership as principal.

SECTION 5.                                Conditions of Agents’ Obligations.

The obligations of one or more Agents to purchase Notes from the Operating Partnership as principal and to solicit offers for the purchase of Notes as an agent of the Operating Partnership, and the obligations of any purchasers of Notes sold through an Agent as an agent of the Operating Partnership, will be subject to the accuracy of the representations and warranties on the part of the Operating Partnership herein contained or contained in any certificate of an officer of the Company, as general partner of the Operating Partnership, or an officer of any of its subsidiaries delivered pursuant to the provisions hereof, to the performance and observance by the Operating Partnership of its covenants and other obligations hereunder, and to the following additional conditions precedent:

(a)                                  Effectiveness of Registration Statement.  The Registration Statement (including any Rule 462b Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Agents.

(b)                                 Legal Opinions.  On the date hereof, the Agents shall have received the following legal opinions, dated as of the date hereof and in form and substance satisfactory to the Agents:

(1)                                  Opinion of Counsel for the Operating Partnership.  The favorable opinion of Alston & Bird LLP, counsel for the Operating Partnership, to the effect set forth in Exhibit B hereto and to such further effect as the Agents may reasonably request.

(2)                                  Opinion of Counsel for the Agents.  The favorable opinion of Clifford Chance US LLP, counsel for the Agents, with respect to the matters set forth in paragraphs (i) (as to the first sentence only), (ii) (as to the first sentence only), (vii), (viii), (ix) and (xvi) and the last paragraph of Exhibit B hereto.

(c)                                  Officer’s Certificate.  On the date hereof, there shall not have been, since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business

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prospects of the Duke Group considered as one enterprise, whether or not arising in the ordinary course of business, and the Agents shall have received a certificate of the Chairman of the Board, the President, an Executive Vice President or a Vice President of the Company, as general partner of the Operating Partnership, and of the chief financial officer or chief accounting officer of the Company, as general partner of the Operating Partnership, dated as of the date hereof, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Operating Partnership contained in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the date of such certificate, (iii) the Operating Partnership has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, are pending or, to such officer’s knowledge, are threatened by the Commission, (v) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company or the Operating Partnership, threatened against any entity belonging to the Duke Group which would be required to be set forth in the Prospectus other than as set forth therein, and (vi) no proceedings shall be pending or threatened against such entity belonging to the Duke Group or any Property before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding might result in any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of any entity belonging to the Duke Group or any property, as the case may be, other than as set forth in the Prospectus.

(d)                                 Comfort Letter of KPMG, LLP.  On the date hereof, the Agents shall have received a letter from KPMG, LLP, dated as of the date hereof and in form and substance satisfactory to the Agents, to the effect set forth in Exhibit C hereto.

(e)                                  Additional Documents.  On the date hereof, counsel to the Agents shall have been furnished with such documents and opinions as such counsel may require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Operating Partnership in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the Agents and to counsel to the Agents.

If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the applicable Agent or Agents by notice to the Operating Partnership at any time and any such termination shall be without liability of any party to any other party except as provided in Section 10 hereof and except that Sections 8, 9, 11, 14 and 15 hereof shall survive any such termination and remain in full force and effect.

SECTION 6.                                Delivery of and Payment for Notes Sold through an Agent as Agent.

Delivery of Notes sold through an Agent as an agent of the Operating Partnership shall be made by the Operating Partnership to such Agent for the account of any purchaser only against payment therefor in immediately available funds.  In the event that a purchaser shall fail

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either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Operating Partnership and deliver such Note to the Operating Partnership and, if such Agent has theretofore paid the Operating Partnership for such Note, the Operating Partnership will promptly return such funds to such Agent.  If such failure has occurred for any reason other than default by such Agent in the performance of its obligations hereunder, the Operating Partnership will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Operating Partnership’s account.

SECTION 7.                                Additional Covenants of the Operating Partnership.

The Operating Partnership further covenants and agrees with each Agent as follows:

(a)                                  Reaffirmation of Representations and Warranties.  Each acceptance by the Operating Partnership of an offer for the purchase of Notes (whether to one or more Agents as principal or through an Agent as agent), and each delivery of Notes (whether to one or more Agents as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Operating Partnership herein contained and contained in any certificate theretofore delivered to the Agents pursuant hereto are true and correct at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent(s) or to the purchaser or its agent, as the case may be, of the Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (it being understood that such representations and warranties shall relate to the Registration Statement and Prospectus as amended and supplemented to each such time).

(b)                                 Subsequent Delivery of Certificates.  Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Operating Partnership by one or more Agents as principal) the Operating Partnership sells Notes to one or more Agents as principal or (iii) the Operating Partnership sells Notes in a form not previously certified to the Agents by the Operating Partnership, the Operating Partnership shall furnish or cause to be furnished to the Agent(s), forthwith a certificate dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s) to the effect that the statements contained in the certificate referred to in Section 5(c) hereof which were last furnished to the Agents are true and correct at the time of the filing or effectiveness of such amendment or supplement, as applicable, or the time of such sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(c) hereof, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate (it being understood that, in the case of clause (ii) above, any such certificate shall also include a certification that there has been no material adverse change in the condition,

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financial or otherwise, or in the earnings, business affairs or business prospects of the Duke Group considered as one enterprise since the date of the agreement by such Agent(s) to purchase Notes from the Operating Partnership as principal).

(c)                                  Subsequent Delivery of Legal Opinions.  Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the determination of the variable terms of the Notes or relating solely to the offering of securities other than the Notes), (ii) (if required in connection with the purchase of Notes from the Operating Partnership by one or more Agents as principal) the Operating Partnership sells Notes to one or more Agents as principal or (iii) the Operating Partnership sells Notes in a form not previously certified to the Agents by the Operating Partnership, the Operating Partnership shall furnish or cause to be furnished forthwith to the Agent(s) and to counsel to the Agents the written opinion of Alston & Bird LLP, counsel to the Operating Partnership, or other counsel satisfactory to the Agent(s), dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form and substance satisfactory to the Agent(s), of the same tenor as the opinion referred to in Section 5(b)(1) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the Agents shall furnish the Agent(s) with a letter substantially to the effect that the Agent(s) may rely on such last opinion to the same extent as though it was dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

(d)                                 Subsequent Delivery of Comfort Letters.  Each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information (other than by an amendment or supplement relating solely to the issuance and/or offering of securities other than the Notes) or (ii) (if required in connection with the purchase of Notes from the Operating Partnership by one or more Agents as principal) the Operating Partnership sells Notes to one or more Agents as principal, the Operating Partnership shall cause KPMG, LLP forthwith to furnish to the Agent(s) a letter, dated the date of filing with the Commission or the date of effectiveness of such amendment or supplement, as applicable, or the date of such sale, as the case may be, in form satisfactory to the Agent(s), of the same tenor as the letter referred to in Section 5(d) hereof but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter.

SECTION 8.                                Indemnification.

(a)                                  Indemnification of the Agents.  The Operating Partnership agrees to indemnify and hold harmless each Agent and each person, if any, who controls such Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)                                     against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or

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necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)                                  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 8(d) hereof) any such settlement is effected with the written consent of the Operating Partnership; and

(iii)                               against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by such Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Operating Partnership by any Agent expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(b)                                 Indemnification of Operating Partnership, Directors and Officers.  Each Agent severally agrees to indemnify and hold harmless the Operating Partnership, the directors of the Company, each of the officers who signed the Registration Statement and each person, if any, who controls the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Operating Partnership by any Agent expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(c)                                  Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall

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not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 8(a) hereof, counsel to the indemnified parties shall be selected by the applicable Agent(s) and, in the case of parties indemnified pursuant to Section 8(b) hereof, counsel to the indemnified shall be selected by the Operating Partnership.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 Settlement without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 9.                                Contribution.

If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Operating Partnership, on the one hand, and the applicable Agent(s), on the other hand, from the offering of the Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Operating Partnership, on the one hand, and the applicable Agent(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

24

The relative benefits received by the Operating Partnership, on the one hand, and the applicable Agent(s), on the other hand, in connection with the offering of the Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Operating Partnership and the total discount or commission received by each applicable Agent, as the case may be, bears to the aggregate initial offering price of such Notes.

The relative fault of the Operating Partnership, on the one hand, and the applicable Agent(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Operating Partnership or by the applicable Agent(s) and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Operating Partnership and the Agents agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the applicable Agent(s) were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 9, (i) no Agent shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  In addition, in connection with an offering of Notes purchased from the Operating Partnership by two or more Agents as principal, the respective obligations of such Agents to contribute pursuant to this Section 9 are several, and not joint, in proportion to the aggregate principal amount of Notes that each such Agent has agreed to purchase from the Operating Partnership.

For purposes of this Section 9, each person, if any, who controls an Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Agent, and each director of the Operating Partnership, each officer of the Operating Partnership and each person, if any, who controls the Operating Partnership within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Operating Partnership.

25

SECTION 10.                          Payment of Expenses.

The Operating Partnership will pay all expenses incident to the performance of its obligations under this Agreement, including:

(a)                                  The preparation, filing, printing and delivery of the Registration Statement as originally filed and all amendments thereto and any preliminary prospectus, the Prospectus and any amendments or supplements thereto;

(b)                                 The preparation, printing and delivery of this Agreement and the Indenture;

(c)                                  The preparation, issuance and delivery of the Notes, including any fees and expenses relating to the eligibility and issuance of Notes in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Notes;

(d)                                 The fees and disbursements of the Operating Partnership’s accountants, counsel and other advisors or agents (including any calculation agent or exchange rate agent) and of the Trustee and its counsel;

(e)                                  The reasonable fees and disbursements of counsel to the Agents incurred in connection with the establishment of the Program and incurred from time to time in connection with the transactions contemplated hereby;

(f)                                    The fees charged by nationally recognized statistical rating organizations for the rating of the Program and the Notes;

(g)                                 The fees and expenses incurred in connection with any listing of Notes on a securities exchange;

(h)                                 The filing fees incident to, and the reasonable fees and disbursements of counsel to the Agents in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the “NASD”); and

(i)                                     Any advertising and other out-of-pocket expenses of the Agents incurred with the approval of the Operating Partnership.

SECTION 11.                          Representations, Warranties and Agreements to Survive Delivery.

All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, the Operating Partnership or any of its subsidiaries submitted pursuant hereto or thereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or any controlling person of an Agent, or by or on behalf of the Operating Partnership, and shall survive each delivery of and payment for the Notes.

26

SECTION 12.                          Termination.

(a)                                  Termination of this Agreement.  This Agreement (excluding any agreement by one or more Agents to purchase Notes from the Operating Partnership as principal) may be terminated for any reason, at any time by either the Operating Partnership or an Agent, as to itself, upon the giving of 30 days’ prior written notice of such termination to the other party hereto.

(b)                                 Termination of Agreement to Purchase Notes as Principal.  The applicable Agent(s) may terminate any agreement by such Agent(s) to purchase Notes from the Operating Partnership as principal, immediately upon notice to the Operating Partnership, at any time prior to the Settlement Date relating thereto, if (i) there has been, since the date of such agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Operating Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if such Notes are denominated and/or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development or event involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of such Agent(s), impracticable or inadvisable to market such Notes or enforce contracts for the sale of such Notes, or (iii) trading in any securities of the Company or the Operating Partnership has been suspended by the Commission or a national securities exchange, or if trading generally on the New York Stock Exchange has been suspended, or minimum or maximum prices of securities for trading have been fixed, or maximum ranges for prices of securities have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal, New York or Indiana authorities or by the relevant authorities in the country or countries of origin of any foreign or composite currency in which such Notes are denominated and/or payable, or if there has occurred a material disruption in commercial banking or securities settlement or clearance services in the United States, or (v) the rating assigned by any nationally recognized statistical rating organization to the Program or any debt securities (including the Notes) of the Operating Partnership as of the date of such agreement shall have been lowered or withdrawn since that date or if any such rating organization shall have publicly announced that it has under surveillance or review its rating of the Program or any such debt securities, or (vi) there shall have come to the attention of such Agent(s) any facts that would cause such Agent(s) to believe that the Prospectus, at the time it was required to be delivered to a purchaser of such Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time of such delivery, not misleading.

(c)                                  General.  In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) the Agents shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) any Agent shall own any Notes purchased by it from the Operating Partnership as principal or (b) an offer to purchase any of the Notes has been accepted by the Operating

27

Partnership but the time of delivery to the purchaser or his agent of such Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 7 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 4(i) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Sections 8 and 9 hereof, and the provisions of Sections 11, 14 and 15 hereof shall remain in effect.

SECTION 13.                          Notices.

Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

If to the Company or the Operating Partnership:

Duke Realty Limited Partnership
600 East 96th Street, Suite 100
Indianapolis, Indiana  46240
Attention:  Matthew A. Cohoat
Telecopy No.:  (317) 808-6795

If to the Agents:

Merrill Lynch & Co.

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

4 World Financial Center
15th Floor
New York, New York  10080
Attention:  MTN Product Management
Telecopy No.:  (212) 449-2234

Bank One Capital Markets, Inc.
One First National Plaza, Suite 0307
Chicago, Illinois  60670
Attention:  Operations Manager, Medium-Term Notes/Scott Solis
(312) 732-7412
Telecopier:  (312) 732-5939

Credit Suisse First Boston LLC
11 Madison Avenue
New York, New York 10010
Attention:  Stuart Whitman
(212) 538-6479
Telecopier:  (212) 325-8157

28

Deutsche Bank Securities Inc.
60 Wall Street
New York, NY  10005
Attention:  Eric Dobi
(212) 250-2917
Telecopier:  (212) 797-2202

J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Attention:  Medium Term Note Desk
(212) 834-4533
Telecopier:  (212) 834-6081

UBS Securities LLC
299 Park Avenue, 26th Floor
New York, New York 10171
Attention:  Chris Forshner
(203) 719-8244
Telecopier:  (203) 719-3160

Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street, DC-7
Charlotte, North Carolina 28288
Attention: Corporate Bond Syndicate Desk
(704) 383-7727
Telecopier:  (704) 383-9165

or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14.                          Parties.

This Agreement shall inure to the benefit of and be binding upon the Agents and the Operating Partnership and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, officers and directors referred to in Sections 8 and 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

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SECTION 15.                          GOVERNING LAW; FORUM.

THIS AGREEMENT AND ALL THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.  ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY AGAINST ANY AGENT IN CONNECTION WITH OR ARISING UNDER THIS AGREEMENT SHALL BE BROUGHT SOLELY IN THE STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK.

SECTION 16.                          Effect of Headings.

The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 17.                          Counterparts.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts hereof shall constitute a single instrument.

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If the foregoing is in accordance with the Agents’ understanding of our agreement, please sign and return to the Operating Partnership a counterpart hereof, whereupon this Distribution Agreement, along with all counterparts, will become a binding agreement among the Agents and the Operating Partnership in accordance with its terms.

Very truly yours,

DUKE REALTY LIMITED PARTNERSHIP

By:	DUKE REALTY CORPORATION
General Partner

By:
Name:
Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:

BANK ONE CAPITAL MARKETS, INC.

By:

CREDIT SUISSE FIRST BOSTON LLC

By:

31

DEUTSCHE BANK SECURITIES INC.

By:

By:

J.P. MORGAN SECURITIES INC.

By:

UBS SECURITIES LLC

By:

By:

32

WACHOVIA CAPITAL MARKETS, LLC

By:

33

SCHEDULE A

As compensation for the services of the Agents hereunder, the Operating Partnership shall pay the applicable Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

MATURITY RANGES	PERCENT OF PRINCIPAL AMOUNT

From 9 months to less than 1 year	.125%
From 1 year to less than 18 months	.150
From 18 months to less than 2 years	.200
From 2 years to less than 3 years	.250
From 3 years to less than 4 years	.350
From 4 years to less than 5 years	.450
From 5 years to less than 6 years	.500
From 6 years to less than 7 years	.550
From 7 years to less than 10 years	.600
From 10 years to less than 15 years	.625
From 15 years to less than 20 years	.700
From 20 years to 30 years	.750
Greater than 30 years	*

*                                         As agreed to by the Operating Partnership and the applicable Agent at the time of sale.

EXHIBIT A

PRICING TERMS

Principal Amount:  $

(or principal amount of foreign or composite currency)

Interest Rate or Formula:

If Fixed Rate Note,

Interest Rate:

Interest Payment Dates:

If Floating Rate Note,

Interest Rate Basis(es):

If LIBOR,

☐ LIBOR Reuters Page:

☐ LIBOR Telerate Page:

Designated LIBOR Currency:

If CMT Rate,

Designated CMT Telerate Page:

If Telerate Page 7052:

☐ Weekly Average

☐ Monthly Average

Designated CMT Maturity Index:

Index Maturity:

Spread and/or Spread Multiplier, if any:

Initial Interest Rate, if any:

Initial Interest Reset Date:

Interest Reset Dates:

Interest Payment Dates:

Maximum Interest Rate, if any:

Minimum Interest Rate, if any:

Fixed Rate Commencement Date, if any:

Fixed Interest Rate, if any:

Day Count Convention:

Calculation Agent:

Redemption Provisions:

Initial Redemption Date:

Initial Redemption Percentage:

Annual Redemption Percentage Reduction, if any:

Repayment Provisions:

Optional Repayment Date(s):

Original Issue Date:

Stated Maturity Date:

A-1

Specified Currency:

Exchange Rate Agent:

Authorized Denomination:

Purchase Price:         %, plus accrued interest, if any, from

Price to Public:         %, plus accrued interest, if any, from

Issue Price:

Settlement Date and Time:

Additional/Other Terms:

Also, in connection with the purchase of Notes from the Operating Partnership by one or more Agents as principal, agreement as to whether the following will be required:

Officers’ Certificate pursuant to Section 7(b) of the Distribution Agreement.

Legal Opinion pursuant to Section 7(c) of the Distribution Agreement.

Comfort Letter pursuant to Section 7(d) of the Distribution Agreement.

Restrictive agreement pursuant to Section 4(k) of the Distribution Agreement.

A-2

EXHIBIT B

FORM OF OPINION OF COMPANY’S COUNSEL
TO BE DELIVERED PURSUANT TO SECTION 5(b)(1)

(i)                                     The Company is a corporation duly organized and validly existing under and by virtue of the laws of the State of Indiana, has filed its most recent annual report required by law with the Secretary of State of Indiana or is not yet required to file such annual report, and has not filed Articles of Dissolution.  The Company has the corporate power and authority to conduct its business and own, lease and operate its properties as described in the Prospectus and to enter into and perform its obligations under the Distribution Agreement.

(ii)                                  The Operating Partnership is a limited partnership duly organized and validly existing under and by virtue of the laws of the State of Indiana.  The Operating Partnership has the partnership power and authority to conduct its business and own, lease and operate its properties as described in the Prospectus and to enter into and perform its obligations under the Distribution Agreement.

(iii)                               Each of the Company’s and the Operating Partnership’s significant subsidiaries is validly existing and in good standing as a corporation, partnership or limited liability company under the laws of its jurisdiction of organization, with limited liability company, partnership or corporate power and authority to conduct its respective business and own, lease and operate its properties as described in the Prospectus.

(iv)                              Each of the Company, the Operating Partnership and their significant subsidiaries is duly qualified as a foreign partnership, limited liability company or corporation in good standing to do business in the jurisdictions set forth in a schedule to such counsel’s opinion letter, which jurisdictions, the Company has advised such counsel, are the only jurisdictions as to which the failure to be so qualified could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(v)                                 All of the issued and outstanding Units of the Operating Partnership held by the Company have been duly authorized and are validly issued, fully paid and, except as provided under Indiana Code § 23-16-7-8 and except for general partner interests, non-assessable.

(vi)                              All of the issued and outstanding shares of capital stock, membership interests and partnership interests, as the case may be, of each significant subsidiary have been validly issued and fully paid.

(vii)                           The Notes are in the form contemplated in the Indenture, have been duly authorized by the Operating Partnership for issuance and sale to the Agents pursuant and, when executed, authenticated, issued and delivered in the manner provided for in the Distribution Agreement and the Indenture, against payment of the consideration therefor, such Notes will constitute legal, valid and binding obligations of the Operating Partnership entitled to the benefits of the Indenture and such Notes will be enforceable against the Operating Partnership in accordance with their terms.  The terms of the Notes, in the forms certified on the date hereof, conform in all material respects to all statements and descriptions related thereto in the Prospectus.

(viii)                        The Distribution Agreement has been duly authorized, executed and delivered by the Operating Partnership.

(ix)                                The Indenture has been duly qualified under the 1939 Act and has been duly authorized, executed and delivered by the Operating Partnership, and, assuming due authorization, execution and delivery by the applicable Trustee, constitutes a legal, valid and binding obligation of the Operating Partnership, enforceable against the Operating Partnership in accordance with its terms.  The Indenture conforms in all material respects to the descriptions thereof contained in the Prospectus.

(x)                                   The execution and delivery of the Distribution Agreement, the Indenture and the Notes, the performance of the obligations set forth therein, and the consummation of the transactions contemplated thereby by the Company and the Operating Partnership, will not conflict with or constitute a breach or violation by the Company or the Operating Partnership of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any Property or assets of the Duke Group pursuant to any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement known to such counsel, after due inquiry, to which the Company, the Operating Partnership or any subsidiary is a party or by which they, any of them, any of their respective properties or other assets may be bound or subject in each case that is material to the Duke Group as a whole; nor will such action conflict with or constitute a breach or violation by the Company or the Operating Partnership of, or default under, (a)  the charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, of the Company, the Operating Partnership or any significant subsidiary or (b) to the extent it is material to the Duke Group as a whole, any applicable law, rule, order, administrative regulation or administrative or court decree known to counsel.

(xi)                                Commencing with its taxable year ended December 31, 1999, the Company has been organized, and has operated, in conformity with the requirements for qualification and taxation of the Company as a real estate investment trust under the Code, and the present and proposed method of operation of the Company will permit the Company to continue to so qualify.

(xii)                             None of the Company, the Operating Partnership or their significant subsidiaries is required to be registered under the 1940 Act or is a “holding company” or a “subsidiary company” of a “registered holding company” as defined in the Public Utility Holding Company Act of 1935, as amended.

(xiii)                          No authorization, approval, consent or order of any court or governmental authority or agency or, to the knowledge of such counsel, any other entity is required in connection with the offering, issuance or sale of the Notes to the Agents under the Distribution Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations or the 1939 Act or the 1939 Act Regulations or state or foreign securities laws, as to which such counsel need express no opinion, or real estate syndication laws or such as have been received as of or prior to the date of the Distribution Agreement.

(xiv)                         The Prospectus Supplement filed pursuant to Rule 424 under the 1933 Act, excluding the documents incorporated by reference therein (and other than the financial statements and supporting schedules and other financial data included therein, as to which such counsel express no opinion), complied as to form when so filed, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(xv)                            The documents (other than the financial statements and supporting schedules and other financial data included therein, as to which such counsel express no opinion) incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.  The Registration Statement is effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

(xvi)                         At the time the Registration Statement became effective, the Registration Statement, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein (and other than the financial statements and supporting schedules and other financial data included therein or the T-1 Statement of Eligibility, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(xvii)                      To counsel’s knowledge, there are no legal or governmental proceedings pending or threatened that are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein.

(xviii)                   The information in the Prospectus under the headings “Description of Debt Securities”, “Description of the Notes” and “Federal Income Tax Considerations”, to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions is materially correct.

(xix)                           To the knowledge of such counsel, there are no statutes, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments that are required to be described or referred to in the Registration Statement or to be filed as exhibits thereto by the 1933 Act Regulations other than those described or referred to therein or filed as exhibits thereto, such descriptions thereof and references thereto are materially correct, and, to the knowledge of such counsel, no material default by the Company, the Operating Partnership or their significant subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed.

(xx)                              To the knowledge of such counsel, except as disclosed in the Prospectus and except for persons who received Units in connection with transactions with the Operating Partnership, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the 1933 Act.

(xxi)                           The Operating Partnership satisfies all conditions and requirements for filing the Registration Statement on Form S-3 under the 1933 Act and 1933 Act Regulations as set forth in Form S-3.

Because of the inherent limitations in the independent verification of factual matters and because of the character of the determinations involved in the preparation of the Prospectus, such counsel need not pass upon nor assume any responsibility for, and need not make any representation that such counsel has independently verified the accuracy, completeness or fairness of the information and statements contained in the Registration Statement or Prospectus.  However, in the course of such counsel’s review of the Distribution Agreement and such counsel’s participation in conferences with officers and other representatives of the Company and independent public accountants for the Company and the Operating Partnership at which the contents of the Registration Statement and the Prospectus and related matters were discussed and in the preparation of the Registration Statement and the Prospectus, nothing has come to such counsel’s attention that leads such counsel to believe that either (i) the Registration Statement (excluding the financial statements and financial schedules or other financial data included or incorporated by reference therein or the T-1 Statement of Eligibility or omitted therefrom or from the T-1 Statement of Eligibility, as to which such counsel makes no statement), at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus (excluding the financial statements or financial schedules or other financial data included or incorporated by reference therein or omitted therefrom, as to which such counsel makes no statement), as of its date or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

EXHIBIT C

FORM OF ACCOUNTANT’S COMFORT LETTER
PURSUANT TO SECTION 5(d)

We have audited the consolidated balance sheets of Duke Realty Corporation (the Company) and subsidiaries as of December 31, 2002 and 2001 and the related consolidated statements of operations, cash flows and shareholders’ equity for each of the years in the three-year period ended December 31, 2002, and the related financial statement schedule, all included in the Company’s annual report on Form 10-K for the year ended December 31, 2002 and incorporated by reference in the registration statement (No. 333-108557) on Form S-3 filed by the Company under the Securities Act of 1933 (the Act); our report with respect thereto is also incorporated by reference in that registration statement.  We have also audited the consolidated balance sheets of Duke Realty Limited Partnership (the Operating Partnership) and subsidiaries as of December 31, 2002 and 2001 and the related consolidated statements of operations, cash flows and partners’ equity for each of the years in the three-year period ended December 31, 2002, and the related financial statement schedule, all included in the Operating Partnership’s annual report on Form 10-K for the year ended December 31, 2002 and incorporated by reference in the registration statement (No. 333-108557) on Form S-3 filed by the Company under the Act; our report with respect thereto is also incorporated by reference in that registration statement.  The registration statement dated September 5, 2003, includes the prospectus dated [  ], and a prospectus supplement dated [  ], and other filings incorporated by reference through the date of this letter, and is herein referred to as the Registration Statement.

In connection with the Registration Statement:

1.                                       We are independent certified public accountants with respect to the Company and the Operating Partnership within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Securities and Exchange Commission (the SEC).

2.                                       In our opinion, the consolidated financial statements and financial statement schedule of the Company and the Operating Partnership audited by us and incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Securities Exchange Act of 1934 and the related rules and regulations adopted by the SEC.

3.                                       We have not audited any financial statements of the Company or the Operating Partnership as of any date or for any period subsequent to December 31, 2002; although we have conducted audits for the year ended December 31, 2002, the purpose (and therefore the scope) of the audits were to enable us to express an opinion on the consolidated financial statements of the Company and the Operating Partnership as of December 31, 2002 and for the year then ended, but not on the consolidated financial statements for any interim period within that year.  Therefore, we are unable to and do not express any opinion on the March 31, 2002 and 2001 unaudited condensed consolidated financial statements of the Company included in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2001, incorporated by reference in the Registration Statement, or on the financial position, results of operations, or cash flows of the Company as of any date or for any period subsequent to December 31, 2002.  We are also unable to and do not express any opinion on the March 31, 2002 and 2001 unaudited condensed consolidated financial statements of the Operating Partnership included in the Operating Partnership’s quarterly report on Form 10-Q for the quarter ended March 31, 2002, incorporated by reference in the Registration Statement, or on the financial position, results of operations, or cash flows of the Operating Partnership as of any date or for any period subsequent to December 31, 2002.

4.                                       For purposes of this letter, we have read the minutes of meetings of the Board of Directors of the Company and its subsidiaries as set forth in the minute books at [  ] (minutes of the Company’s April meetings of the Board of Directors and its committees were not available), officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein, with the exception of the April meetings.  We have also been advised that there were no minutes of meetings related to the Operating Partnership.  We have carried out other procedures to [  ] as follows (our work did not extend to the period from [  ] to [  ], inclusive):

a.                                       With respect to the [all quarterly’s subsequent to last 10k] periods ended 2003 and 2002, we have—

(i)                                     Performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 100, Interim Financial Information, on the unaudited condensed consolidated financial statements for these periods included in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2001 and the Operating Partnership’s quarterly report on Form 10-Q for the quarter ended March 31, 2001, incorporated by reference in the Registration Statement.

(ii)                                  Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the unaudited condensed consolidated financial statements referred to in 4a(i) comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related rules and regulations adopted by the SEC.

b.                                      With respect to the period from [add monthly financials subsequent to most recent 10Q], we have:

(i)                                     Read the incomplete unaudited condensed consolidated financial statements of the Company and the Operating Partnership for [     ] of both 2003 and 2002 furnished to us by the Company (incomplete in that the financial statements omit the statements of cash flows and all disclosures as required by accounting principles generally accepted in the United States of America), officials of the Company having advised us that no such financial statements as of any date or for any period subsequent to [     ], 200[ ] were available.

(ii)                                  Inquired of certain officials of the Company who have responsibility for financial and accounting matters whether the incomplete unaudited condensed consolidated financial statements referred to in 4b(i) are stated on a basis substantially consistent with that of the audited consolidated financial statements of the Company and the Operating Partnership incorporated by reference in the Registration Statement.

The foregoing procedures do not constitute an audit conducted in accordance with auditing standards generally accepted in the United States of America.  Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph.  Accordingly, we make no representations about the sufficiency of the foregoing procedures for your purposes.

5.                                       Nothing came to our attention as a result of the foregoing procedures, however, that caused us to believe that—

a.                                       (i)                                     Any material modifications should be made to the unaudited condensed consolidated financial statements described in 4a(i), incorporated by reference in the Registration Statement, for them to be in conformity with accounting principles generally accepted in the United States of America.

(ii)                                  The unaudited condensed consolidated financial statements described in 4a(i) do not comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related rules and regulations adopted by the SEC.

b.                                      (i)                                     At [last monthly financial] there was any change in capital stock or partners’ units, increase in debt, or decrease in shareholders’ or partners’ equity of the Company or the Operating Partnership as compared with the amounts shown in the [     ] unaudited condensed consolidated balance sheets of the Company or the Operating Partnership, both incorporated by reference in the registration statement, or (ii) for the period from [     ] to [     ], there were any decreases, as compared with the corresponding period of the previous year, in revenues, net income or Funds From Operations (as defined in the registration statement) of the Company or the Operating Partnership, except for the effects of the Company’s quarterly dividends to its shareholders and the Operating Partnership’s quarterly distributions to its partners, the issuance of [     ] common shares and [     ] common units, an increase in debt of approximately $[   ] million resulting from the assumption of $[   ] million of mortgage notes, mortgage note payments of $[   ] million and borrowings of $[   ] million on the Company’s lines of credit, and except in all instances for changes, increases or decreases that the registration statement discloses have occurred or may occur.

6.                                       As mentioned in 4b, officials of the Company have advised us that no consolidated financial statements as of any date or for any period subsequent to [     ] are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after [last monthly financial] have, of necessity, been even more limited than those with respect to the periods referred to in 4.  We have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding whether (a) at [3 days before letter], there was any change in the capital stock or partners’ units, increase in debt, or decrease in shareholders’ or partners’ equity of the consolidated companies as compared with amounts shown in the [     ] unaudited condensed consolidated balance sheets of the Company or the Operating Partnership, both incorporated by reference in the Registration Statement or (b) for the period from [     ] to [     ], there were any decreases, as compared with the corresponding period in the preceding year, in revenues, net income or Funds From Operations (as defined in the Registration Statement) of the Company and its subsidiaries or the Operating Partnership and its subsidiaries.  On the basis of these inquiries and our reading of the minutes as described in 4, nothing came to our attention that caused us to believe that there was any such change, increase or decrease, except for the issuance of [     ] common shares and [     ] partner units and the effects of the Company’s quarterly dividends to its shareholders and the Operating Partnership’s quarterly distribution to its partners, and except in all instances for changes, increases or decreases that the Registration Statement discloses have occurred or may occur.

7.                                       This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Company and the Operating Partnership in connection with the offering of the securities covered by the Registration Statement, and it is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any purpose, including but not limited to, the registration, purchase or sale of securities, nor is it to be filed with or referred to, in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the distribution agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

EXHIBIT D

FORM OF ADMINISTRATIVE PROCEDURES

DUKE REALTY LIMITED PARTNERSHIP

ADMINISTRATIVE PROCEDURES

for Fixed Rate and Floating Rate Medium-Term Notes
(Dated as of January 7, 2004)

Medium-Term Notes Due Nine Months or More From Date of Issue (the “Notes”) are to be offered on a continuous basis by DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (the “Operating Partnership”), to or through Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc One Capital Markets, Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., UBS Securities LLC and Wachovia Capital Markets, LLC (each, an “Agent” and, collectively, the “Agents”) pursuant to a Distribution Agreement, dated January 7, 2004, (the “Distribution Agreement”), by and among the Operating Partnership and the Agents. The Distribution Agreement provides both for the sale of Notes by the Operating Partnership to one or more of the Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Operating Partnership directly to investors (as may from time to time be agreed to by the Operating Partnership and the related Agent or Agents), in which case each such Agent will act as an agent of the Operating Partnership in soliciting purchases of Notes.

Unless otherwise agreed by the related Agent or Agents and the Operating Partnership, Notes will be purchased by the related Agent or Agents as principal.  Such purchases will be made in accordance with terms agreed upon by the related Agent or Agents and the Operating Partnership (which terms shall be agreed upon orally, with written confirmation prepared by the related Agent or Agents and mailed to the Operating Partnership).  If agreed upon by any Agent or Agents and the Operating Partnership, the Agent or Agents, acting solely as agent or agents for the Operating Partnership and not as principal, will use reasonable efforts to solicit offers to purchase the Notes.  Only those provisions in these Administrative Procedures that are applicable to the particular role to be performed by the related Agent or Agents shall apply to the offer and sale of the relevant Notes.

The Notes will be issued as a series of debt securities under an Indenture, dated as of September 19, 1995, as amended, supplemented or modified from time to time (the “Indenture”), between the Operating Partnership and J.P. Morgan Trust Company, National Association, as trustee (together with any successor in such capacity, the “Trustee”).  The Operating Partnership has filed a Registration Statement with the Securities and Exchange Commission (the “Commission”) registering, among other securities, debt securities (which includes the Notes) (the “Registration Statement”, which term shall include any additional registration statements filed in connection with the Notes).  The most recent base prospectus deemed part of the Registration Statement, as supplemented with respect to the Notes, is herein referred to as “Prospectus.”  The most recent supplement to the Prospectus setting forth the purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) is herein referred to as the “Pricing Supplement.”

The Notes will either be issued (a) in book-entry form and represented by one or more fully registered Notes without coupons (each, a “Global Note”) delivered to the Trustee, as agent for The Depository Company (“DTC”), and recorded in the book-entry system maintained by DTC, or (b) in certificated form (each, a “Certificated Note”) delivered to the investor or other purchaser thereof or a person designated by such investor or other purchaser.

General procedures relating to the issuance of all Notes are set forth in Part I hereof.  Additionally, Notes issued in book-entry form will be issued in accordance with the procedures set forth in Part II hereof and Certificated Notes will be issued in accordance with the procedures set forth in Part III hereof.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Indenture or the Notes, as the case may be.

PART I:  PROCEDURES OF GENERAL
APPLICABILITY

Date of Issuance/ Authentication:

Each Note will be dated as of the date of its authentication by the Trustee.  Each Note shall also bear an original issue date (each, an “Original Issue Date”).  The Original Issue Date shall remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Maturities:	Each Note will mature on a date nine months or more from its Original Issue Date (the “Stated Maturity Date”) selected by the investor or other purchaser and agreed to by the Operating Partnership.

Registration:	Unless otherwise provided in the applicable Pricing Supplement, Notes will be issued only in fully registered form.

Denominations:	Unless otherwise provided in the applicable Pricing Supplement, the Notes will be issued in denominations of $1,000 and integral multiples thereof.

Interest Rate Bases applicable to Floating Rate Notes:

Unless otherwise provided in the applicable Pricing Supplement, Floating Rate Notes will bear interest at a rate or rates determined by reference to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR, the Prime Rate, the Treasury Rate, or such other interest rate basis or formula as may be set forth in applicable Pricing Supplement, or by reference to two or more such rates, as adjusted by the Spread and/or Spread Multiplier, if any, applicable to such Floating Rate Notes.

Redemption/Repayment:

The Notes will be subject to redemption by the Operating Partnership in accordance with the terms of the Notes, which will be fixed at the time of sale and set forth in the applicable Pricing Supplement.  If no Initial Redemption Date is indicated with respect to a Note, such Note will not be redeemable prior to its Stated Maturity Date.

The Notes will be subject to repayment at the option of the Holders thereof in accordance with the terms of the Notes, which will be fixed at the time of sale and set forth in the applicable Pricing Supplement.  If no Optional Repayment Date is indicated with respect to a Note, such Note will not be repayable at the option of the Holder prior to its Stated Maturity Date.

Calculation of Interest:	In case of Fixed Rate Notes, interest (including payments for partial periods) will be calculated and paid on the basis of a 360-day year of twelve 30-day months.

The interest rate per annum on each Floating Rate Note will be calculated for each Interest Reset Period by reference to the specified Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any.

Unless otherwise provided in the applicable Pricing Supplement, interest on each Floating Rate Note will be calculated by multiplying its principal amount (or, in the case of an indexed note, unless otherwise specified in the Pricing Supplement, the face amount of such indexed note) by an accrued interest factor.  Such accrued interest factor is computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated.  Unless otherwise provided in the applicable Pricing Supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the interest rate applicable to such day by 360 if the CD Rate, Commercial Paper Rate, Eleventh District Cost of Funds Rate, Federal Funds Rate, LIBOR or Prime Rate is an applicable Interest Rate Basis, or by the actual number of days in the year if the CMT Rate or Treasury Rate is an applicable Interest Rate Basis.  As provided in the applicable Pricing Supplement, the interest factor for Notes for which the interest rate is calculated with reference to two or more

Interest Rate Bases will be calculated in each period in the same manner as if only the lowest, highest or average of the applicable Interest Rate Bases applied.

Interest:

General.  Each Note will bear interest in accordance with its terms.  Unless otherwise provided in the applicable Pricing Supplement, interest on each Note will accrue from and including the Original Issue Date of such Note for the first interest period or from and including the immediately preceding Interest Payment Date (as defined below) to which interest has been paid or duly provided for all subsequent interest periods to, but excluding, the applicable Interest Payment Date or the Stated Maturity Date or date of earlier redemption or repayment, as the case may be (the Stated Maturity Date or date of earlier redemption or repayment is referred to herein as the “Maturity Date” with respect to the principal repayable on such date).  However, in case the interest rate on a Note is reset daily or weekly, unless the applicable Pricing Supplement specifies otherwise, the interest payments will include interest accrued only from but excluding the Regular Record Date (as defined below) through which interest has been paid (or from and including the Original Issue Date, if no interest has been paid) through and including the Regular Record Date next preceding the applicable Interest Payment Date, except that the interest payment on the Maturity Date, as applicable, will include interest accrued to, but excluding, that date.

If an Interest Payment Date or the Maturity Date with respect to any Fixed Rate Note falls on a day that is not a Business Day (as defined below), the required payment to be made on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after such day to the next succeeding Business Day.  If an Interest Payment Date or the Maturity Date with respect to any Floating Rate Note falls on a day that is not a Business Day, the required payment to be made on such day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue on such payment for the period from and after such Interest Payment Date or Maturity Date to the next succeeding Business Day; provided, however, that in the case of a Note for which LIBOR is an applicable Interest Rate Basis, if the next Business Day falls in the next succeeding calendar month, such Interest Payment Date will be the immediately preceding Business Day.  Unless otherwise provided in the applicable Pricing Supplement, “Business Day” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to Notes the payment of which is to be made in a currency other than U.S. dollars or composite currencies (such currency or composite currency in which a Note is denominated is the “Specified Currency”), such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the Principal Financial Center (as defined below) of the country issuing such Specified Currency (or, in the case of the Euro, is not a TARGET Settlement Date (as defined below); provided, further, that, with respect to Notes for which LIBOR is an applicable Interest Rate Basis (other than Notes denominated in Euro), such day is also a London Business Day (as defined below).  “London Business Day” means a day on which commercial banks are open for business in London and (i) if the currency (including composite currencies) specified in the applicable Pricing Supplement as the currency (the “Index Currency”) for which LIBOR is calculated is other than Euro, any day on which dealings in such Index Currency are transacted in the London interbank market or (ii) if the Index Currency is Euro, any day that is a TARGET Settlement Date.  It is understood that if no such currency or composite currency is specified in the applicable Pricing Supplement, the Index Currency shall be U.S. dollars.  “TARGET Settlement Date” means any day on which the Trans-European Automated Real Time Gross Settlement Express Transfer (TARGET) System is open. “Principal Financial Center” means (1) the capital city of the country issuing the currency or composite currency in which the Notes are denominated or (2) solely with respect to the calculation of LIBOR, the capital city of the country to which the Index Currency relates, except, in the case of (1) or (2) above, that with respect to U.S. dollars, Australian dollars, Canadian dollars, South African rand, Swiss francs and Euro, the Principal Financial Center shall be The City of New York, Sydney and Melbourne, Toronto, Johannesburg, Zurich and London, respectively.

Regular Record Dates.  Unless otherwise provided in the applicable Pricing Supplement, the “Regular Record Date” for a Fixed Rate Note shall be April 15 for a May 1 Interest Payment Date, October 15 for a November 1 Interest

Payment Date and a date at least 15 calendar days (whether or not a Business Day) preceding any other applicable Interest Payment Date.  Unless otherwise provided in the applicable Pricing Supplement, the “Regular Record Date” for a Floating Rate Note shall be a day that is at least 15 calendar days (whether or not a Business Day) before any Interest Payment Date.

Interest Payment Dates.  Interest payments will be made on each Interest Payment Date commencing with the first Interest Payment Date following the Original Issue Date; provided, however, the first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will occur on the Interest Payment Date following the next succeeding Regular Record Date.

Unless otherwise provided in the applicable Pricing Supplement, interest payments on Fixed Rate Notes will be made semiannually in arrears on May 1 and November 1 of each year and on the Maturity Date, while interest payments on Floating Rate Notes will be made as specified in the applicable Pricing Supplement.

Acceptance and Rejection of Offers from Solicitation as Agents:

If agreed upon by any Agent and the Operating Partnership, then such Agent acting solely as agent for the Operating Partnership and not as principal will solicit purchases of the Notes.  Each Agent will communicate to the Operating Partnership, orally or in writing, each reasonable offer to purchase Notes solicited by such Agent on an agency basis, other than those offers rejected by such Agent.  Each Agent has the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be a breach of such Agent’s agreement contained in the Distribution Agreement.  The Operating Partnership has the sole right to accept or reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not a breach of the Operating Partnership’s agreement contained in the Distribution Agreement.  Each Agent has agreed to make reasonable efforts to assist the Operating Partnership in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Operating Partnership.

Preparation of Pricing Supplement:	If any offer to purchase a Note is accepted by the Operating Partnership, the Operating Partnership will promptly prepare a Pricing Supplement reflecting the terms of such Note. Information to be included in the Pricing Supplement shall include:

1. the name of the Operating Partnership;

2. the title of the Notes;

3. the date of the Pricing Supplement and the date of the Prospectus to which the Pricing Supplement relates;

4. the name of the Offering Agent (as defined below);

5. whether such Notes are being sold to the Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Operating Partnership;

6.               with respect to Notes sold to the Offering Agent as principal, whether such Notes will be resold by the Offering Agent to investors and other purchasers at (i) a fixed public offering price of a specified percentage of their principal amount or (ii) at varying prices related to prevailing market prices at the time of resale to be determined by the Offering Agent;

7.               with respect to Notes sold to an investor or other purchaser through the Offering Agent acting as agent for the Operating Partnership, whether such Notes will be sold at (i) 100% of their principal amount or (ii) a specified percentage of their principal amount;

8. the Offering Agent’s discount or commission;

9. Net proceeds to the Operating Partnership;

10.         the Principal Amount, Specified Currency, Original Issue Date, Stated Maturity Date, Interest Payment Date(s), Authorized Denomination, Initial Redemption Date, if any, Initial Redemption Percentage, if any, Annual Redemption Percentage Reduction, if any, Optional Repayment Date(s), if any, Exchange Rate Agent, if any, Default Rate, if any, and, in the case of Fixed Rate Notes, the Interest Rate, and whether such Fixed Rate Note is an Original Issue Discount Note (and, if so, the Issue Price), and, in the case of Floating Rate Notes, the Interest Category, the Interest Rate Basis or Bases, the Day Count Convention, Index Maturity (if applicable), Initial Interest Rate, if any, Maximum Interest Rate, if any, Minimum Interest Rate, if any, Initial Interest Reset Date, Interest Reset Dates, Spread and/or Spread Multiplier, if any, and

Calculation Agent; and

11. any other additional provisions of the Notes material to investors or other purchasers of the Notes not otherwise specified in the Prospectus.

The Operating Partnership shall use its reasonable best efforts to send such Pricing Supplement by email, telecopy or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 a.m. New York City time, on the Business Day following the applicable trade date) to the Agent which made or presented the offer to purchase the applicable Note (in such capacity, the “Offering Agent”) and the Trustee at the following applicable address:

if to Merrill Lynch & Co., to:

Merrill Lynch Production Technologies
4 Corporate Place
Piscataway, New Jersey 08854
Attention: Prospectus Operations/ Diane Walker
(732) 878-6536
Telecopier: (732) 878-6481/6547
Email:  mtnsuppl@na2.us.ml.com

if to Banc One Capital Markets, Inc., to:

Banc One Capital Markets, Inc. One First National Plaza, Suite 0307 Chicago, Illinois 60670 Attention: Operations Manager, Medium-Term Notes/Scott Solis (312) 732-7412 Telecopier: (312) 732-5939

if to Credit Suisse First Boston LLC, to:

Credit Suisse First Boston LLC 111 Madison Avenue New York, New York 10010 Attention: Stuart Whitman (212) 538-6479 Telecopier: (212) 325-8157

if to Deutsche Bank Securities Inc., to:

Deutsche Bank Securities Inc. 60 Wall Street New York, New York 10005 Attention: Eric Dobi

(212) 250-2917 Telecopier: (212)797-2202

if to J.P. Morgan Securities Inc. to:

J.P. Morgan Securities Inc. 270 Park Avenue New York, New York 10017 Attention: Transaction Execution Group (212) 834-5710 Telecopier: (212) 834-6702

if to UBS Securities LLC, to:

UBS Securities LLC 299 Park Avenue, 26th Floor New York, New York 10171 Attention: Chris Forshner (203) 719-8244 Telecopier: (203) 719-3160

if to Wachovia Capital Markets, LLC, to:

Wachovia Capital Markets, LLC One Wachovia Center 301 South College Street, DC-7 Charlotte, North Carolina 28288 Attention: Corporate Bond Syndicate Desk (704) 383-7727 Telecopier: (704) 383-9165.

and if to the Trustee, to:

J.P. Morgan Trust Company, National Association. 1 Bank One Plaza, Suite IL1-0823 Chicago, Illinois 60670-0823 Attention: Corporate Trust Services (312) 407-1682 Telecopier: (312) 336-8840.

For record keeping purposes, one copy of such Pricing Supplement shall also be mailed or telecopied to:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center, Floor 15
New York, New York, 10080
Attention: Global Transaction Management Group
(212) 449-7476
Telecopier: (212) 449-2234.

with a copy to:

Clifford Chance US LLP 200 Park Avenue New York, New York 10166 Attention: Robert E. King, Jr, Esq. (212) 878-8209 Telecopier (212) 878-8375.

In each instance that a Pricing Supplement is prepared, the Offering Agent will provide a copy of such Pricing Supplement to each investor or purchaser of the relevant Notes or its agent.  Pursuant to Rule 434 (“Rule 434”) of the Securities Act of 1933, as amended, the Pricing Supplement may be delivered separately from the Prospectus.  Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Settlement:

The receipt of immediately available funds by the Operating Partnership in payment for a Note and the authentication and delivery of such Note shall, with respect to such Note, constitute “settlement.”  Offers accepted by the Operating Partnership will be settled in three Business Days, or at such time as the purchaser, the applicable Agent and the Operating Partnership shall agree, pursuant to the timetable for settlement set forth in Parts II and III hereof under “Settlement Procedure Timetable” with respect to Global Notes and Certificated Notes, respectively (each such date fixed for settlement is hereinafter referred to as a “Settlement Date”).  If procedures A and B of the applicable Settlement Procedures with respect to a particular offer are not completed on or before the time set forth under the applicable “Settlement Procedures Timetable”, such offer shall not be settled until the Business Day following the completion of settlement procedures A and B or such later date as the purchaser and the Operating Partnership shall agree.

The foregoing settlement procedures may be modified with respect to any purchase of Notes by an Agent as principal if so agreed by the Operating Partnership and such Agent.

Procedure for Changing Rates or Other Variable Terms:

When a decision has been reached to change the interest rate or any other variable term on any Notes being sold by the Operating Partnership, the Operating Partnership will promptly advise the Agents and the Trustee by facsimile transmission and the Agents will forthwith suspend solicitation of offers to purchase such Notes.  The Agents will telephone the Operating Partnership with recommendations as to the changed interest rates or other variable terms.  At such time as the Operating Partnership notifies the Agents and the Trustee of the new interest rates or other variable terms, the Agents may resume solicitation of offers to purchase such Notes.  Until such time, only “indications of interest” may be recorded.  Immediately after acceptance by the Operating Partnership of an offer to purchase Notes at a new interest rate or new variable term, the Operating Partnership, the Offering Agent and the Trustee shall follow the procedures set forth under the applicable “Settlement Procedures.”

Suspension of Solicitation; Amendment or Supplement:

The Operating Partnership may instruct the Agents to suspend solicitation of offers to purchase Notes at any time.  Upon receipt of such instructions, the Agents will forthwith suspend solicitation of offers to purchase from the Operating Partnership until such time as the Operating Partnership has advised the Agents that solicitation of offers to purchase may be resumed.  If the Operating Partnership decides to amend or supplement the Registration Statement or the Prospectus (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes), it will promptly advise the Agents and will furnish the Agents and their counsel with copies of the proposed amendment or supplement.  Copies of such amendment or supplement will be delivered or mailed to the Agents, their counsel and the Trustee in quantities which such parties may reasonably request at the following respective addresses:

if to Merrill Lynch & Co., to:

Merrill Lynch & Co. 4 World Financial Center, Floor 15 New York, New York 10080 Attention: Global Transaction Management Group (212) 449-7476 Telecopier: (212) 449-2234

if to Banc One Capital Markets, Inc., to:

Banc One Capital Markets, Inc. One First National Plaza, Suite 0307 Chicago, Illinois 60670

Attention: Operations Manager, Medium-Term Notes/Scott Solis (312) 732-7412 Telecopier: (312) 732-5939

if to Credit Suisse First Boston LLC, to:

Credit Suisse First Boston LLC 111 Madison Avenue New York, New York 10010 Attention: Stuart Whitman (212) 538-6479 Telecopier: (212) 325-8157

if to Deutsche Bank Securities Inc., to:

Deutsche Bank Securities Inc. 60 Wall Street New York, New York 10005 Attention: Eric Dobi (212) 250-2917 Telecopier: (212) 797-2202

if to J.P. Morgan Securities Inc. to:

J.P. Morgan Securities Inc. 270 Park Avenue New York, New York 10017 Attention: Transaction Execution Group (212) 834-5710 Telecopier: (212) 834-6702

if to UBS Securities LLC, to:

UBS Securities LLC 299 Park Avenue, 26th Floor New York, New York 10171 Attention: Chris Forshner (203) 719-8244 Telecopier: (203) 719-3160

if to Wachovia Capital Markets, LLC, to:

Wachovia Capital Markets, LLC One Wachovia Center 301 South College Street, DC-7 Charlotte, North Carolina 28288 Attention: Corporate Bond Syndicate Desk (704) 383-7727 Telecopier: (704) 383-9165.

and if to the Trustee, to:

J.P. Morgan Trust Company, National Association. 1 Bank One Plaza, Suite IL1-0823 Chicago, Illinois 60670-0823 Attention: Corporate Trust Services (312) 407-1682 Telecopier: (312) 336-8840..

with a copy to:

Clifford Chance US LLP 200 Park Avenue New York, New York 10166 Attention: Robert E. King, Jr, Esq. (212) 878-8209 Telecopier (212) 878-8375.

In the event that at the time the solicitation of offers to purchase from the Operating Partnership is suspended (other than to establish or change interest rates or formulas, maturities, prices or other similar variable terms with respect to the Notes) there shall be any offers to purchase Notes that have been accepted by the Operating Partnership which have not been settled, the Operating Partnership will promptly advise the Offering Agent and the Trustee whether such offers may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such offers.  The Operating Partnership will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Operating Partnership determines that such offers may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus and applicable Pricing Supplement:

A copy of the most recent Prospectus and the applicable Pricing Supplement, which pursuant to Rule 434 may be delivered separately from the Prospectus, must accompany or precede the earlier of (a) the written confirmation of a sale sent to an investor or other purchaser or its agent and (b) the delivery of Notes to an investor or other purchaser or its agent.

Authenticity of Signatures:	The Agents will have no obligation or liability to the Operating Partnership or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Operating Partnership or the Trustee on any Note.

Documents Incorporated by Reference:	The Operating Partnership shall supply the Agents with an adequate supply of all documents incorporated by reference in the Registration Statement and the Prospectus.

PART II:  PROCEDURES FOR NOTES ISSUED
IN BOOK-ENTRY FORM

In connection with the qualification of Notes issued in book-entry form for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Operating Partnership and the Trustee to DTC, dated May 13, 1997, as confirmed by a letter dated June 8, 2001, and further confirmed by a letter dated January 7, 2004 and a Certificate Agreement, dated May 26, 1989, between the Trustee and DTC, as amended (the “Certificate Agreement”), and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”).

Issuance:

All Fixed Rate Notes issued in book-entry form having the same Original Issue Date, Specified Currency, Interest Rate, Default Rate, Interest Payment Dates, redemption and/or repayment terms, if any, and Stated Maturity Date (collectively, the “Fixed Rate Terms”) will be represented initially by a single Global Note; and all Floating Rate Notes issued in book-entry form having the same Original Issue Date, Specified Currency, Interest Category, formula for the calculation of interest (including the Interest Rate Basis or Bases, which may be the CD Rate, the CMT Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, LIBOR, the Prime Rate or the Treasury Rate or any other interest rate basis or formula, and Spread and/or Spread Multiplier, if any), Day Count Convention, Initial Interest Rate, Default Rate, Index Maturity (if applicable), Minimum Interest Rate, if any, Maximum Interest Rate, if any, redemption and/or repayment terms, if any, Interest Payment Dates, Initial Interest Reset Date, Interest Reset Dates and Stated Maturity Date(collectively, the “Floating Rate Terms”) will be represented initially by a single Global Note.

For other variable terms with respect to the Fixed Rate Notes and Floating Rate Notes, see the Prospectus and the applicable Pricing Supplement.

Owners of beneficial interests in Global Notes will be entitled to physical delivery of Certificated Notes equal in principal amount to their respective beneficial interests only upon certain limited circumstances described in the Prospectus.

Identification:

The Operating Partnership has arranged with the CUSIP Service Bureau of Standard & Poor’s Corporation (the “CUSIP Service Bureau”) for the reservation of one series of CUSIP numbers, which series consists of approximately 900 CUSIP numbers which have been reserved for and relating to Global Notes and the Operating Partnership has delivered to each of the Trustee and DTC such list of such CUSIP numbers.  The Operating Partnership will assign CUSIP numbers to Global Notes as described below under Settlement Procedure B.  DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Operating Partnership has assigned to Global Notes.  The Trustee will notify the Operating Partnership at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Notes, and, if it deems necessary, the Operating Partnership will reserve and obtain additional CUSIP numbers for assignment to Global Notes.  Upon obtaining such additional CUSIP numbers, the Operating Partnership will deliver a list of such additional numbers to the Trustee and DTC.  Notes issued in book-entry form in excess of $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount and otherwise required to be represented by the same Global Note will instead be represented by two or more Global Notes which shall all be assigned the same CUSIP number.

Registration:

Unless otherwise specified by DTC, each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the register maintained by the Trustee under the Indenture.  The beneficial owner of a Note issued in book-entry form (i.e., an owner of a beneficial interest in a Global Note) (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note issued in book-entry form, the “Participants”) to act as agent for such beneficial owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note issued in book-entry form in the account of such Participants.  The ownership interest of such beneficial owner in such Note issued in book-entry form will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:

Transfers of beneficial ownership interests in a Global Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Global Note.

Exchanges:

The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice specifying (a) the CUSIP numbers of two or more Global Notes outstanding on such date that represent Global Notes having the same Fixed Rate Terms or Floating Rate Terms, as the case may be (other than Original Issue Dates), and for which interest has been paid to the same date; (b) a date, occurring at least 30 days after such written notice is delivered and at least 30 days before the next Interest Payment Date for the related Notes issued in book-entry form, on which such Global Notes shall be exchanged for a single replacement Global Note; and (c) a new CUSIP number, obtained from the Operating Partnership, to be assigned to such replacement Global Note.  Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date.  Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid.  On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and the CUSIP numbers of the exchanged Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.  Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount, one replacement Note will be authenticated and issued to represent each $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount of the exchanged Global Notes and an additional Global Note or Notes will be authenticated and issued to represent any remaining principal amount of such Global Notes (See “Denominations” below).

Denominations:

Unless otherwise provided in the applicable Pricing Supplement, Notes issued in book-entry form will be issued in denominations of $1,000 and integral multiples thereof.  Global Notes will not be denominated in excess of $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount.  If one or more Notes are issued in book-entry form in excess of $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) aggregate principal amount and would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $400,000,000 (or the equivalent thereof in one or more foreign or composite currencies) in aggregate principal amount of such Notes issued in book-entry form and an additional Global Note or Notes will be issued to represent any remaining aggregate principal amount of such Note or Notes issued in book-entry form.  In such a case, each of the Global Notes representing Notes issued in book-entry form shall be assigned the same CUSIP number.

Payments of Principal and Interest:

Payments of Interest Only.  Promptly after each Regular Record Date, the Trustee will deliver to the Operating Partnership and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity Date) and the total of such amounts.  DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor’s Corporation.  On such Interest Payment Date, the Operating Partnership will pay to the Trustee in immediately available funds an amount sufficient to pay the interest then due and owing on the Global Notes, and upon receipt of such funds from the Operating Partnership, the Trustee in turn will pay to DTC such total amount of interest due on such Global Notes (other than on the Maturity Date) which is payable in U.S. dollars, at the times and in the manner set forth below under “Manner of Payment.”  The Trustee shall make payment of that amount of interest due and owing on any Global Notes that Participants have elected to receive in foreign or composite currencies directly to such Participants.

Notice of Interest Rates.  Promptly after each Interest Determination Date or Calculation Date, as the case may be, for Floating Rate Notes issued in book-entry form, the Trustee will notify each of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation of the interest rates determined as of such Interest Determination Date.

Payments at Maturity.  On or about the first Business Day of each month, the Trustee will deliver to the Operating Partnership and DTC a written list of principal, premium, if any, and interest to be paid on each Global Note maturing or otherwise becoming due in the following month.  The Trustee, the Operating Partnership and DTC will confirm the amounts of such principal, premium, if any, and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Maturity Date of such Global Note.  On the Maturity Date, the Operating Partnership will pay to the Trustee in immediately available funds an amount sufficient to make the required payments, and upon receipt of such funds the Trustee in turn will pay to DTC the principal amount of Global Notes, together with premium, if any, and interest due on the Maturity Date, which are payable in U.S. dollars, at the times and in the manner set forth below under “Manner of Payment.”  The Trustee shall make payment of the principal, premium, if any, and interest to be paid on the Maturity Date of each Global Note that Participants have elected to receive in foreign or composite currencies directly to such Participants.  Promptly after (i) payment to DTC of the principal, premium, if any, and interest due on the Maturity Date of such Global Note which are payable in U.S. dollars and (ii) payment of the principal, premium, if any, and interest due on the Maturity Date of such Global Note to those Participants who have elected to receive such payments in foreign or composite currencies, the Trustee will cancel such Global Note and deliver it to the Operating Partnership with an appropriate debit advice.  On the first Business Day of each month, the Trustee will deliver to the Operating Partnership a written statement indicating the total principal amount of outstanding Global Notes as of the close of business on the immediately preceding Business Day.

Manner of Payment.  The total amount of any principal, premium, if any, and interest due on Global Notes on any Interest Payment Date or the Maturity Date, as the case may be, which is payable in U.S. dollars shall be paid by the Operating Partnership to the Trustee in funds available for use by the Trustee no later than 10:00 a.m., New York City time, on such date.  The Operating Partnership will make such payment on such Global Notes to an account specified by the Trustee.  Upon receipt of such funds, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment in U.S. dollars of principal, premium, if any, and interest due on Global Notes on such date.  Thereafter on such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the beneficial interests in such Global Notes are recorded in the book-entry system maintained by DTC.  Neither the Operating Partnership nor the Trustee shall have any responsibility or liability for the payment in U.S. dollars by DTC of the principal of, or premium, if any, or interest on, the Global Notes.  The Trustee shall make all payments of principal, premium, if any, and interest on each Global Note that Participants have elected to receive in foreign or composite currencies directly to such Participants.

Withholding Taxes.  The amount of any taxes required under applicable law to be withheld from any interest payment on a Global Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Global Note.

Settlement Procedures:	Settlement Procedures with regard to each Note in book-entry form sold by an Agent, as agent of the Operating Partnership, or purchased by an Agent, as principal, will be as follows:

A. The Offering Agent will advise the Operating Partnership by telephone, confirmed by facsimile, of the following settlement information:

1. Principal amount, Authorized Denomination, and Specified Currency.

2. Exchange Rate Agent, if any.

3. (a) Fixed Rate Notes:

(i) Interest Rate. (ii) Interest Payment Dates. (iii) Whether such Note is being issued with Original Issue Discount and, if so, the terms thereof.

(b) Floating Rate Notes:

(i)                  Interest Category.

(ii)               Interest Rate Basis or Bases.

(iii)            Initial Interest Rate.

(iv)           Spread and/or Spread Multiplier, if any.

(v)              Initial Interest Reset Date or Interest Reset Dates.

(vi)           Interest Payment Dates.

(vii)        Index Maturity, if any.

(viii)     Maximum and/or Minimum Interest Rates, if any.

(ix)             Day Count Convention.

(x)                Calculation Agent.

4. Price to public, if any, of such Note (or whether such Note is being offered at varying prices relating to prevailing market prices at time of resale as determined by the Offering Agent).

5. Trade Date.

6. Settlement Date (Original Issue Date).

7. Stated Maturity Date.

8. Redemption provisions, if any.

9. Repayment provisions, if any.

10. Default Rate, if any.

11. Net proceeds to the Operating Partnership.

12. The Offering Agent’s discount or commission.

13. Whether such Note is being sold to the Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Operating Partnership.

14. Such other information specified with respect to such Note (whether by Addendum or otherwise).

B.             The Operating Partnership will assign a CUSIP number to the Global Note representing such Note and then advise the Trustee by facsimile transmission or other electronic transmission of the above settlement information received from the Offering Agent, such CUSIP number and the name of the Offering Agent.  The Operating Partnership will also advise the Offering Agent of the CUSIP number assigned to the Global Note.

C. The Trustee will communicate to DTC and the Offering Agent through DTC’s Participant Terminal System a pending deposit message specifying the following settlement information:

1. The information set forth in the Settlement Procedure A.

2. Identification numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Offering Agent.

3. Identification of the Global Note as a Fixed Rate Global Note or Floating Rate Global Note.

4. Initial Interest Payment Date for such Note, number of days by which such date succeeds the related record date for

DTC purposes (or, in the case of Floating Rate Notes which reset daily or weekly, the date five calendar days preceding the Interest Payment Date) and, if then calculable, the amount of interest payable on such Interest Payment Date (which amount shall have been confirmed by the Trustee).

5. CUSIP number of the Global Note representing such Note.

6. Whether such Global Note represents any other Notes issued or to be issued in book-entry form.

DTC will arrange for each pending deposit message described above to be transmitted to Standard & Poor’s Corporation, which will use the information in the message to include certain terms of the related Global Note in the appropriate daily bond report published by Standard & Poor’s Corporation.

D. The Trustee will complete and authenticate the Global Note representing such Note.

E. DTC will credit such Note to the participant account of the Trustee maintained by DTC.

F.              The Trustee will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Note to the Trustee’s participant account and credit such Note to the participant account of the Offering Agent maintained by DTC and (ii) to debit the settlement account of the Offering Agent and credit the settlement account of the Trustee maintained by DTC, in an amount equal to the price of such Note less such Offering Agent’s discount or underwriting commission, as applicable.  Any entry of such a deliver order shall be deemed to constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Note has been issued and authenticated and (ii) the Trustee is holding such Global Note pursuant to the Certificate Agreement.

G.             In the case of Notes in book-entry form sold through the Offering Agent, as agent, the Offering Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Note to the Offering Agent’s participant account and credit such Note to the participant account of the Participants maintained by DTC and (ii) to debit the settlement accounts of such Participants and credit the settlement account of the Offering Agent maintained by DTC in an amount equal to the initial public offering price of such Note.

H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures F and G will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.

I.                 Upon receipt, the Trustee will pay the Operating Partnership, by wire transfer of immediately available funds to an account specified by the Operating Partnership to the Trustee from time to time, the amount transferred to the Trustee in accordance with Settlement Procedure F.

J.                The Trustee will send a copy of the Global Note by first class mail to the Operating Partnership together with a statement setting forth the principal amount of Notes Outstanding as of the related Settlement Date after giving effect to such transaction and all other offers to purchase Notes of which the Operating Partnership has advised the Trustee but which have not yet been settled.

K.            If such Note was sold through the Offering Agent, as agent, the Offering Agent will confirm the purchase of such Note to the investor or other purchaser either by transmitting to the Participant with respect to such Note a confirmation order through DTC’s Participant Terminal System or by mailing a written confirmation to such investor or other purchaser.

Settlement Procedures Timetable:

For offers to purchase Notes accepted by the Operating Partnership, Settlement Procedures A through K set forth above shall be completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:

Settlement Procedure	Time
A	11:00 a.m. on the trade date or within one hour following the trade
B	12:00 noon on the trade date or within one hour following the trade
C	No later than the close of business on the trade date
D	9:00 a.m. on Settlement Date
E	10:00 a.m. on Settlement Date
F-G	No later than 2:00 p.m. on Settlement Date
H	4:00 p.m. on Settlement Date
I-K	5:00 p.m. on Settlement Date

Settlement Procedure H is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

If settlement of a Note issued in book-entry form is rescheduled or canceled, the Trustee will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 5:00 p.m., New York City time, on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

If the Trustee fails to enter an SDFS deliver order with respect to a Note issued in book-entry form pursuant to Settlement Procedure F, the Trustee may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the participant account of the Trustee maintained at DTC.  DTC will process the withdrawal message, provided that such participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited.  If withdrawal messages are processed with respect to all the Notes represented by a Global Note, the Trustee will mark such Global Note “canceled”, make appropriate entries in its records and send certification of destruction of such canceled Global Note to the Operating Partnership.  The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.  If withdrawal messages are processed with respect to a portion of the Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent the Global Notes for which withdrawal messages are processed and shall be canceled immediately after issuance and the other of which shall represent the other Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

In the case of any Note in book-entry form sold through the Offering Agent, as agent, if the purchase price for any such Note is not timely paid to the Participants with respect thereto by the beneficial investor or other purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such investor or other purchaser), such Participants and, in turn, the related Offering Agent may enter SDFS deliver orders through DTC’s Participant Terminal System reversing the orders entered pursuant to Settlement Procedures F and G, respectively.  Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.  If such failure shall have occurred for any reason other than default by the applicable Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Operating Partnership will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Operating Partnership.

Notwithstanding the foregoing, upon any failure to settle with respect to a Note in book-entry form, DTC may take any actions in accordance with its SDFS operating procedures then in effect.  In the event of a failure to settle with respect to a Note that was to have been represented by a Global Note also representing other Notes, the Trustee will provide, in accordance with Settlement Procedure D, for the authentication and issuance of a Global Note representing such remaining Notes and will make appropriate entries in its records.

PART III:  PROCEDURES FOR CERTIFICATED NOTES

Denominations:	Unless otherwise provided in the applicable Pricing Supplement, the Certificated Notes will be issued in denominations of $1,000 and integral multiples thereof.

Payments of Principal, Premium, if any, and Interest:

Upon presentment and delivery of the Certificated Note, the Trustee upon receipt of immediately available funds from the Operating Partnership will pay the principal of, premium, if any, and interest on, each Certificated Note on the Maturity Date in immediately available funds.  All interest payments on a Certificated Note, other than interest due on the Maturity Date, will be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register; provided, however, that Holders of $10,000,000 or more in aggregate principal amount of Certificated Notes (whether having identical or different terms and provisions) shall be entitled to receive such interest payments by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date.

The Trustee will provide monthly to the Operating Partnership a list of the principal, premium, if any, and interest to be paid on Certificated Notes maturing in the next succeeding month.  The Trustee will be responsible for withholding taxes on interest paid as required by applicable law.

Certificated Notes presented to the Trustee on the Maturity Date for payment will be canceled by the Trustee.  All canceled Certificated Notes held by the Trustee shall be destroyed, and the Trustee shall furnish to the Operating Partnership a certificate with respect to such destruction.

Settlement Procedures:	Settlement Procedures with regard to each Certificated Note purchased by an Agent, as principal, or through an Agent, as agent, shall be as follows:

A. The Offering Agent will advise the Operating Partnership by telephone of the following Settlement information with regard to each Certificated Note:

1. Exact name in which the Certificated Note(s) is to be registered (the “Registered Owner”).

2. Exact address or addresses of the Registered Owner for

delivery, notices and payments of principal, premium, if any, and interest.

3. Taxpayer identification number of the Registered Owner.

4. Principal amount, Authorized Denomination and Specified Currency.

5. Exchange Rate Agent, if any.

6. (a) Fixed Rate Notes:

(i) Interest Rate.

(ii) Interest Payment Dates.

(iii) Whether such Note is being issued with Original Issue Discount and, if so, the terms thereof.

(b) Floating Rate Notes:

(i) Interest Category.

(ii) Interest Rate Basis or Bases.

(iii) Initial Interest Rate.

(iv) Spread and/or Spread Multiplier, if any.

(v) Initial Interest Reset Date and Interest Reset Dates.

(vi) Interest Payment Dates.

(vii) Index Maturity, if any.

(viii) Maximum and/or Minimum Interest Rates, if any.

(ix) Day Count Convention.

(x) Calculation Agent.

7. Price to public of such Certificated Note (or whether such Note is being offered at varying prices relating to prevailing market prices at time of resale as determined by the Offering Agent).

8. Trade Date.

9. Settlement Date (Original Issue Date).

10. Stated Maturity Date.

11. Redemption provisions, if any.

12. Repayment provisions, if any.

13. Default Rate, if any.

14. Net proceeds to the Operating Partnership.

15. The Offering Agent’s discount or commission.

16. Whether such Note is being sold to the Offering Agent as principal or to an investor or other purchaser through the Offering Agent acting as agent for the Operating Partnership.

17. Such other information specified with respect to such Note (whether by Addendum or otherwise).

B.             After receiving such settlement information from the Offering Agent, the Operating Partnership will advise the Trustee of the above settlement information by facsimile transmission confirmed by telephone.  The Operating Partnership will cause the Trustee to issue, authenticate and deliver the Certificated Note.

C.             The Trustee will complete the Certificated Note in the form approved by the Operating Partnership and the Offering Agent, and will make three copies thereof (herein called “Stub 1”, “Stub 2” and “Stub 3”):

1. Certificated Note with the Offering Agent’s confirmation, if traded on a principal basis, or the Offering Agent’s customer confirmation, if traded on an agency basis.

2. Stub 1 for Trustee.

3. Stub 2 for Offering Agent.

4. Stub 3 for the Operating Partnership.

D. With respect to each trade, the Trustee will deliver the Certificated Note and Stub 2 thereof to the Offering Agent at the following applicable address:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch Money Markets Clearance
55 Water Street, Third Floor Plaza Level
DTC New York Window
New York, New York 10041
Attention:  Morna Noel
(212) 855-2403
Telecopier: (212) 855-2457

Banc One Capital Markets, Inc.

One First National Plaza, Suite 0307 Chicago, Illinois 60670 Attention: Operations Manager, Medium-Term Notes/Scott Solis (312) 732-7412 Telecopier: (312) 732-5939

Credit Suisse First Boston LLC 111 Madison Avenue New York, New York 10010 Attention: Stuart Whitman (212) 538-6479 Telecopier: (212) 325-8157

Deutsche Bank Securities Inc. 60 Wall Street New York, New York 10005 Attention: Eric Dobi (212) 250-2917 Telecopier: (212) 797-2202

J.P. Morgan Securities Inc. 270 Park Avenue New York, New York 10017 Attention: Medium Term Note Desk (212) 834-4533 Telecopier: (212) 834-6081

UBS Securities LLC 299 Park Avenue, 26th Floor New York, New York 10171 Attention: Chris Forshner (203) 719-8244 Telecopier: (203) 719-3160

Wachovia Capital Markets, LLC One Wachovia Center 301 South College Street, DC-7 Charlotte, North Carolina 28288 Attention: Corporate Bond Syndicate Desk (704) 383-7727 Telecopier: (704) 383-9165.

The Trustee will keep Stub 1.  The Offering Agent will acknowledge receipt of the Certificated Note through a broker’s receipt and will keep Stub 2.  Delivery of the Certificated Note will be made only against such acknowledgment of receipt.  Upon determination that the Certificated Note has been authorized, delivered and completed as aforementioned, the Offering Agent will wire the net proceeds of the Certificated Note after deduction of its applicable commission to the Operating Partnership pursuant to standard wire instructions given by the Operating Partnership.

E.              In the case of a Certificated Note sold through the Offering Agent, as agent, the Offering Agent will deliver such Certificated Note (with the confirmation) to the purchaser against payment in immediately available funds.

F. The Trustee will send Stub 3 to the Operating Partnership.

Settlement Procedures Timetable:

For offers to purchase Certificated Notes accepted by the Operating Partnership, Settlement Procedures A through F set forth above shall be completed as soon as possible following the trade but not later than the respective times (New York City time) set forth below:

SETTLEMENT PROCEDURE	TIME
A	11:00 a.m. on the trade date or within one hour following the trade
B	12:00 noon on the trade date or within one hour following the trade
C-D	2:15 p.m. on Settlement Date
E	3:00 p.m. on Settlement Date
F	5:00 p.m. on Settlement Date

Failure to Settle:

In the case of Certificated Notes sold through the Offering Agent, as agent, if an investor or other purchaser of a Certificated Note from the Operating Partnership shall either fail to accept delivery of or make payment for such Certificated Note on the date fixed for settlement, the Offering Agent will forthwith notify the Trustee and the Operating Partnership by telephone, confirmed in writing, and return such Certificated Note to the Trustee.

The Trustee, upon receipt of such Certificated Note from the Offering Agent, will immediately advise the Operating Partnership and the Operating Partnership will promptly arrange to credit the account of the Offering Agent in an amount of immediately available funds equal to the amount previously paid to the Operating Partnership by such Offering Agent in settlement for such Certificated Note.  Such credits will be made on the Settlement Date if possible, and in any event not later than the Business Day following the Settlement Date; provided that the Operating Partnership has received notice on the same day.  If such failure shall have occurred for any reason other than failure by such Offering Agent to perform its obligations hereunder or under the Distribution Agreement, the Operating Partnership will reimburse such Offering Agent on an equitable basis for its reasonable loss of the use of funds during the period when the funds were credited to the account of the Operating Partnership.  Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will cancel and destroy such Certificated Note, make appropriate entries in its records to reflect the fact that such Certificated Note was never issued, and accordingly notify in writing the Operating Partnership.